As filed with the Securities and Exchange Commission on April 29, 2002 Registration Nos. 2-34221/811-1902


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549

                                    FORM N-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 50

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 31

                        (Check appropriate box or boxes)

                            TRANSAMERICA OCCIDENTAL'S
                             SEPARATE ACCOUNT FUND B
                           (Exact Name of Registrant)


                      Name and Address of Agent for Service

                              JOHN K. CARTER, ESQ.
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  1150 SOUTH OLIVE, LOS ANGELES, CA 90015-2211
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including Area Code: (213) 742-3065

Name and Address of Agent for Service:                        Copy to:

JAMES W. DEDERER, ESQ.                          FREDERICK R. BELLAMY, ESQ.
EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND   SUTHERLAND ASBILL & BRENNAN LLP
AND CORPORATE SECRETARY                         1275 PENNSYLVANIA AVENUE, N.W.
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY WASHINGTON, D.C. 20004-2415 1150 SOUTH OLIVE STREET
LOS ANGELES, CALIFORNIA  90015-2211

     Approximate date of proposed public offering: AS SOON AS PRACTICABLE AFTER EFFECTIVENESS OF THE REGISTRATION STATEMENT. It is proposed that this filing will become effective:

                           [ ] immediately upon filing pursuant to paragraph (b)
                           [X] on May 1, 2002 pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a)(1) [ ] on pursuant to paragraph (a)(1) [ ] 75 days after filing pursuant to paragraph (a)(2) [ ] on _________________
                           pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                Transamerica Occidental's Separate Account Fund B

                   Individual Equity Investment Fund Contracts
                  For Tax Deferred Individual Retirement Plans

            Issued by Transamerica Occidental Life Insurance Company


                                     (LOGO)

   1150 South Olive Street, Los Angeles, California 90015-2211 (213) 742-2111

         Transamerica Occidental's Separate Account Fund B (the "Fund") offered three types of variable annuity contracts, which are called Individual Equity Investment Fund Contracts. These Contracts are Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. These Contracts are for tax qualified plans only. New Contracts are no longer being issued, but additional deposits may be made to existing Contracts.

         The investment objective of the Fund is long-term capital growth. The Fund pursues its investment objective by investing primarily in common stocks. Any income and realized capital gains will be reinvested. There are no assurances that the investment objective will be met. The Contract Owner bears all of the investment risk.

         This Prospectus contains information about the Fund and the related Contracts, which you should know before investing.

         This Prospectus should be kept for future reference.

         A Statement of Additional Information is incorporated herein by reference and has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available free by contacting, Transamerica Annuity Service Center, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. The phone number is 877-717-8861.


         The table of contents for the Statement of Additional Information is on page 22 of this Prospectus. The date of the Statement of Additional Information is May 1, 2002.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                   The date of this Prospectus is May 1, 2002

The contracts are not deposits of, or guaranteed or endorsed by, any bank, nor are the contracts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Contracts involve investment risks including possible loss of principal.

                                    TABLE OF

                                    CONTENTS

(LOGO)


                                            Page                                                               Page


Terms Used in this Prospectus...............      2               Changes to Variable Annuity Contracts.....   13
Summary.....................................      4               Inquiries.................................   13
Fee Table...................................      4             Annuity Period..............................   13
Per Accumulation Unit Income and Capital....                    Death Benefits..............................   14
   Changes..................................      6               Before Retirement.........................   14
   Financial Statements for the Fund and                           After Retirement.........................   15

       Transamerica Occidental .............      7             Contract Values.............................   15
Transamerica Occidental and The Fund........      8               Annual Deposit Contract...................   15
   Transamerica Occidental Life Insurance                         Single Deposit Deferred Contract..........   15
        Company.............................      8               Single Deposit Immediate Contract.........   15

   Insurance Marketplace Standards                                   Accumulation Unit Value................   15
        Association ........................      8             Written Requests............................   16
   The Fund.................................      8             Underwriter.................................   16
   Investment Objective and Policies........      9             Surrender of a Contract.....................   16
   Risks ...................................     10             Federal Tax Matters.........................   17
Management of the Fund......................     10               Introduction..............................   17
   The Investment Advisers..................     10               Qualified Contracts.......................   18
Charges Under the Contracts.................     10               Tax Status of the Contract................   19
   Charges Assessed Against the Deposits....     10               Taxation of Annuities.....................   19
   Charges Assessed Against the Fund........     11             Legal Proceedings...........................   21
   Premium Taxes ...........................     11             Table of Contents of the Statement of
Description of the Contracts................     12                 Additional Information..................   21
   Voting Rights............................     12








This Prospectus is not an offer to purchase the Contracts in any state in which it is unlawful to make such offer. No salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus. If such representations are made, do not rely on them.

                          TERMS USED IN THIS PROSPECTUS


Accumulation Account: The account maintained under each Contract comprising all Accumulation Units purchased under a Contract and, if applicable, any Net Deposit not yet applied to purchase Accumulation Units.

Accumulation Account Value: The dollar value of an Accumulation Account.

Accumulation Unit: A unit purchased by the investment of a Net Deposit in the Fund and used to measure the value of an Owner's interest under a Contract prior to the Retirement Date.

Annuitant: The individual on whose behalf a Contract is issued. Generally, the Annuitant will be the Contract Owner.

Annuity: A series of monthly payments provided under a Contract for the Annuitant or his beneficiary. Annuity payments will be due and payable only on the first day of a calendar month.

Annuity Conversion Rate: The rate used in converting the Accumulation Account Value to an Annuity expressed as the amount of the first Annuity payment to which the Participant or the beneficiary is entitled for each $1,000 of Accumulation Account Value.

Annuity Service Center: The Annuity Service Center is P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. The phone number is 877-717-8861.

Annuity Unit: A unit used to determine the amount of each Variable Annuity payment after the first.

Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder.

Contract: Any one of the Individual Equity Investment Fund Contracts (Annual Deposit, Single Deposit Deferred, or Single Deposit Immediate) described in this Prospectus.

Contract Owner: The party to the Contract who is the owner of the Contract. Generally, the Contract Owner will be the Annuitant.

Deposit: An amount paid to Transamerica Occidental pursuant to a Contract.

Net Deposit: That portion of a Deposit remaining after deduction of any premium for Contract riders, charges for sales and administration expense and for any applicable premium taxes.

Retirement Date: The date on which the first Annuity payment is payable under a Contract.

Variable Annuity: An Annuity with payments which vary in dollar amount throughout the payment period in accordance with the investment experience of the Fund.

Valuation Date: Each day on which the New York Stock Exchange is open for trading.

Valuation Period: The period from the close of trading on the New York Stock Exchange on one Valuation Date to the close of trading on the New York Stock Exchange on the next following Valuation Date.

                                     SUMMARY


         The Fund was established on June 26, 1968, as an open-end diversified investment company. The Fund's investment objective is long-term capital growth. It invests primarily in equity securities. See "Investment Objective and Policies" on Page 9.)

         Risks of investing in the Fund include fluctuation in value and possible loss of principal due, in part, to fluctuation of stock prices.


         The Fund receives investment advice from AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), the Fund's Adviser, and from Transamerica Investment Management, LLC ("TIM"), the Fund's Sub-Adviser.

         The Fund issued Contracts designed for qualified plans. Three types of Contracts were offered--Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. (See "Description of the Contracts" on page 12.) The Contracts are no longer being offered, but additional deposits may be made to existing Contracts.


         A maximum 6 1/2% sales expense and 2% administration expense, plus state premium taxes currently ranging from 0 to 3.5%, are deducted from each deposit. This is equivalent to 9.28% of the net deposit after deducting sales and administrative expenses but before deducting premium taxes. (See page 5.)

         A mortality and expense risk charge is charged the Fund at an annual rate of 1.00% of the value of the average daily net assets. The Fund also pays the Adviser an investment management fee at an annual rate of 0.30% of the Fund's average daily net assets. (See pages 6 and 10.)

         Annual Deposit and Single Deposit Deferred Contracts may be surrendered prior to the selected retirement date. The surrender value is determined when the written request for surrender is received. See page 17. There is no surrender charge. Withdrawals may be taken and may be taxable and a federal penalty tax may be assessed upon withdrawals of amounts accumulated under the Contract before age 59 1/2.

         You may also choose to receive benefits in the form of an annuity. See page 13.

                                    FEE TABLE


         The following table and examples, are included to assist you in understanding the transaction and operating expenses imposed under the Contracts. The standardized tables and examples assume the highest deductions possible under the Contracts, whether or not such deductions actually would be made from your Contract.


Contract Owner Transaction Expenses

Sales Load Imposed on Purchases:                                                                         6 1/2%

       Total Deposits
          Under the                               Sales Expense
          Contract                           as a percent of Deposit

         First $15,000..............                       6 1/2%
         Next  $35,000..............                       4 1/2%
         Next $100,000..............                      2  %
         Excess.....................                     1/2%

Administration Expense Imposed on Purchases:                                                             2%

         Total Deposits
            Under the                        Administration Expense
            Contract                         as a percent of Deposit

         First $15,000..............                      2  %
         Next $35,000...............                       1 1/2%
         Next $100,000..............                      3/4%
         Excess.....................                      None

Maximum Total Contract Owner Transaction Expenses:1                                                      8 1/2%

                                                 Total Contract
                                                      Owner
                                                   Transaction
       Total Deposits                               Expenses
          Under the                                  as % of
          Contract                                Total Deposit

         First $15,000..............                 81/2%
         Next $35,000...............                6     %
         Next $100,000..............                       23/4%
         Excess.....................                  1/2%


Annual Contract Fee:                                                                                       None


-------------------

         1 Premium taxes are not shown. Charges for premium taxes, if any, are deducted when paid which may be upon annuitization. In certain states, a premium tax charge may be deducted from each deposit.





Annual Expenses (as a percentage of average daily net assets)

  Management Fee:..........................................................................................  0.30%
  Mortality and Expense Risk Charge:......................................................................   1.00%
  Other Expenses:.........................................................................................    None
                                                                                                              ----
         Total Annual Expenses:...........................................................................   1.30%

Example #1 Assuming the Contract is surrendered at the end of the periods shown,2 a $1,000 investment would be subject to the following expenses, assuming a 5% annual return on assets.

                        1 Year           3 Years             5 Years              10 Years
                        ------------------------------------------------------------------

                          $97             $123                $150                   $228

Example #2  Assuming the Contract is not surrendered through the periods shown,

         a $1,000 investment would be subject to the following expenses, assuming a 5% annual return on assets.

                        1 Year           3 Years             5 Years              10 Years
                        ------------------------------------------------------------------

                          $97             $123                $150                   $228


-------------------
         2 The Contracts are designed for retirement planning. Surrenders prior to the retirement date are not consistent with the long-term purposes of the Contracts and income tax and tax penalties may apply. Premium tax charges may be applicable.


         These examples should not be considered a representation of past or future expenses and charges. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Charges Under the Contract" in this Prospectus.

2

3

                PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES


         On a per unit basis for an Accumulation Unit outstanding throughout the year, the Fund's income and capital changes have been as shown below. The information as of December 31, 2001 and for each of the five years in the period then ended was derived from financial statements which were audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements are included in the Statement of Additional Information.




                                           2001      2000      1999     1998      1997     1996    1995     1994     1993     1992
                                           ---------------------------------------------------------------------------------------


    INCOME AND EXPENSE

         Investment income          $0.141  $0.096   $0.097   $0.098   $0.077   $.071   $.044    $.040    $ .046   $ .082
Expenses                    0.436   0.598   0.456    0.328     .244      .163     .125    .089      .081     .064
                           -------------------------------------------------------------------------------------------
         Net investment (loss) income       (0.295)  (0.502)  (0.359)  (0.230)  (0.167)  (.092)   (.081)   (.049)    (.035)   .018



    CAPITAL CHANGES
         Net realized and unrealized

             gains (loss) on investments    (6.659)  (4.558)  13.132   10.447   6.701   3.217    3.880    .563      1.306    .654
                                            ----------------------------------------------------------------------------------------
         Net increase (decrease) in
              accumulation unit value       (6.954)  (5.059)  12.773   10.217   6.534   3.125    3.799    .514     1.271   .672
         Accumulation unit value:
              Beginning of period           38.754   43.813   31.040   20.823   14.289  11.164   7.365    6.851     5.580   4.908
                                            ----------------------------------------------------------------------------------------
              End of period                          $31.800  $38.754 $43.813 $31.040 $20.823 $14.289 $11.164 $7.365       $6.851
                                                     ===============================================================================

$5.580

         Ratio of expenses to average

              accumulation fund balance       1.29%  1.33%    1.29%    1.32%     1.33%  1.31%    1.32%    1.31%    1.30%   1.30%
         Ratio of net investment

              income (loss) to average

              accumulation fund balance     (0.87%)  (1.12%) (1.02%)  (0.92%) (0.91%)  (.74%)  (.86%)  (.72%)  (.57%) .37%
         Portfolio turnover rate            58.91% 49.87% 34.45%  53.78% 15.21%  32.94%  17.17% 30.62%  41.39% 43.48%
         Number of accumulation units

             outstanding at end of period

             (000 omitted)                  2,936    3,028     3,084    3,193   3,273   3,431    3,598    3,749    3,820   4,062



     Financial Statements for the Fund and Transamerica Occidental

     The audited financial statements and reports of independent auditors for the Fund and Transamerica Occidental may be found in the Statement of Additional Information which may be obtained, without charge, by contacting the Transamerica Annuity Service Center.

                      TRANSAMERICA OCCIDENTAL AND THE FUND

Transamerica Occidental Life Insurance Company

         Transamerica Occidental Life Insurance Company ("Transamerica Occidental") is a stock life insurance company incorporated in the state of California on June 30, 1906. Effective December 31, 2000, the state of domicile for Transamerica Occidental was changed to Iowa. It is principally engaged in the sale of life insurance and annuity policies. Its home office is at 1150 South Olive Street, Los Angeles, California 90015-2211. It is a wholly-owned indirect subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111, which is owned by AEGON N.V. an international insurance group.

Insurance Marketplace Standards Association

         In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry establihed the Insurance Marketplace Standards Association (IMSA).


         As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.


The Fund

         The Fund was established under California law on June 26, 1968, as a separate account by the Board of Directors of Transamerica Occidental.

         The assets of the Fund are owned by Transamerica Occidental, but they are held separately from other assets of Transamerica Occidental. California law requires the Fund's assets to be held in Transamerica Occidental's name, but Transamerica Occidental is not a trustee with respect to the Fund's assets. Income, gains and losses, whether or not realized, from assets allocated to the Fund are, in accordance with the Contracts, credited to or charged against the Fund without regard to other income, gains or losses of Transamerica Occidental. The Fund is not affected by the investment or use of other Transamerica Occidental assets. Section 10506 of the California Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company (except to the extent assets in the separate account exceed the reserves and the liabilities of the separate account).

         The Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act") and meets the definition of a separate account under the federal securities laws. There are no sub-accounts of the Fund.

         Obligations under the Contracts are obligations of Transamerica Occidental.

         The Fund is managed by a Board of Managers (the "Board").

Investment Objective and Policies

         The Fund has certain fundamental investment policies which may not be changed unless authorized by a majority vote (as that term is defined in the 1940 Act) of Contract Owners. These fundamental policies are described in the Statement of Additional Information.

         The Fund's investment objective is long-term capital growth. This objective may not be achieved.

         The Fund pursues its investment objective by investing principally in listed and unlisted common stock, that is, stocks that are listed on an exchange and those that trade in the over-the-counter market.

         The Fund may also invest in debt securities and convertible or preferred stock having a call on convertible to common stock, by means of a conversion privilege or attached warrants and warrants or other rights to purchase common stock. Unless market conditions indicate otherwise, the Fund's portfolio will be invested in such equity-type securities. However, when market conditions warrant it, a portion of the Fund's assets may be held in cash or debt securities.

         As to 75% of the value of its total assets, the Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations of the United States Government and instrumentalities thereof. However, holdings may exceed the 5% limit if it results from investment performance, and is not the result, wholly or partially, of purchases.

         Not more than 10% of the voting securities of any one issuer will be acquired. Investments will not be made in the securities of a company for the purpose of exercising management or control in that company.


         The Fund does not currently intend to make investments in the securities of other investment companies. The Fund does reserve the right to purchase such securities, subject to the following limitations: the Fund will not purchase such securities if it would cause (1) more than 10% of the value of the total assets of the Fund to be invested in securities of registered investment companies; or (2) the Fund to own more than 3% of the total outstanding voting stock of any one investment company; or (3) the Fund to own securities of any one investment company that have a total value greater than 5% of the value of the total assets of the Fund; or (4) together with other investment companies advised by ATFA, the Fund to own more than 10% of the outstanding voting stock of a closed-end investment company.


         Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the saleability of which is otherwise conditioned ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 10% of the value of the Fund's net assets. It is the policy of the Board not to invest more than 10% of the Fund's total assets in restricted securities.


         The Adviser uses a "bottom up" approach to investing. It focuses on identifying fundamental change in it's early stages and investing in premier companies. The Adviser believes in long-term investing and does not attempt to time the market. The Fund is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a premier company in the Adviser's opinion.


         The Adviser buys securities of companies it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features. |X| Shareholder-oriented management |X| Dominance in market share |X| Cost production advantages |X| Leading brands |X| Self-financed growth |X| Attractive reinvestment opportunities

Risks

         Since the portfolio invests principally in equity securities, the value of its shares will fluctuate in response to general economic and market conditions. Financial risk comes from the possibility that current earnings of a company we invest in may fall, or that its overall financial circumstances may decline, causing the security to lose value. Since the portfolio may invest in foreign securities, these prices are subject to fluctuation due to instability in political, economic and social structures in those countries.

                             MANAGEMENT OF THE FUND


         The Fund is managed by the Board. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Directors of Transamerica Occidental and the Board of the Fund. ATFA develops and implements and investment program subject to the supervision of the Board.


The Investment Advisers


         ATFA is adviser to the Fund. In addtion to the Fund, ATFA also serves as adviser to registered management investment companies AEGON/Transamerica Series Fund, Inc. and IDEX Mutual Funds and manages other portfolios. ATFA is controlled by Western Reserve Life Assurance Co. of Ohio, which is a wholly-owned subsidiary of First AUSA Life Insurance Company, a stock life insurance company which is wholly-owned by AEGON USA, Inc., which is a wholly-owned indirect subsidiary of AEGON N.V.

         As Adviser, ATFA is responsible for obtaining and evaluating pertinent economic data relevant to the investment policy of the Fund, developing and implementing an investment program for the Fund, and determining those securities to be bought or sold and placing orders for the purchase or sale of securities. Investment decisions regarding the composition of the Fund's portfolio and the nature and timing of changes in the portfolio are subject to the control of the Board.

         Transamerica Investment Management, LLC ("TIM" or "Sub-Adviser") acts as Sub-Adviser to the Fund and provides investment research reports and other services at the request of the Adviser. The address for TIM is 1150 South Olive Street, Los Angeles, California 90015-2211. The address for ATFA is 570 Carillon Parkway, St. Petersburg, Florida 33716.


                           CHARGES UNDER THE CONTRACTS

Charges Assessed Against The Deposits


         Transamerica Occidental makes a deduction from each deposit for sales and administrative expenses. No such charges will be assessed against deposits made from insurance or annuity policies issued by Transamerica Occidental which are transferred to the Fund. The sales expense charge ranges from 6 1/2% to 1/2% and the charge for the administration expense is from 2% to none. (See "Fee Table" on page 5.) The sales expense plus the administative expense are equivalent to the following percentages of the net deposit after deduction of these expenses.


     -------------------------------- ----------------------------- ------------------------------------
           Sales and Administrative Sales and Administrative Expenses
     Total Deposits under the         Expenses as a percentage of   as a percentage
     Contract                         Deposit                        of Net Deposit
     -------------------------------- ----------------------------- ------------------------------------
     -------------------------------- ----------------------------- ------------------------------------
     First $15,000                                8 1/2%                              9.28%
     -------------------------------- ----------------------------- ------------------------------------
     -------------------------------- ----------------------------- ------------------------------------
     Next $35,000                                  6%                              6.38%
     -------------------------------- ----------------------------- ------------------------------------
     -------------------------------- ----------------------------- ------------------------------------
     Next $100,000                                2 3/4%                              2.83%
     -------------------------------- ----------------------------- ------------------------------------
     -------------------------------- ----------------------------- ------------------------------------
     Excess                                     1/2%                              0.5%
     -------------------------------- ----------------------------- ------------------------------------

         The sales expense charge is retained by Transamerica Occidental as compensation for the cost of selling the Contracts. Transamerica Occidental pays the Underwriter and the Underwriter's registered representatives for the sale of the Contracts. (See "Contract Values" for more information about the Underwriter.) The distribution expenses may exceed amounts deducted from Deposits as sales expenses. Transamerica Occidental will bear any such additional expense from surplus, including profits, if any, from the mortality and expense risk charge. Transamerica Occidental pays the sales expense charge to the Underwriter as full commission.

         The administrative expense charge will be retained by Transamerica Occidental for its administrative service.

Charges Assessed Against The Fund


         At the end of each Valuation Period, the Accumulation and Annuity Unit values are reduced by a mortality and expense risk charge at an annual rate of 1.00% and an investment management charge at an annual rate of 0.30% of the value of the aggregate net assets of the Fund. Amounts of such charges may be withdrawn periodically from the Fund. The mortality risks assumed by Transamerica Occidental arise from its contractual obligations to make settlement option payments determined in accordance with the settlement option tables and other provisions contained in the Contracts and to pay death benefits prior to Retirement Dates. The expense risk assumed by Transamerica Occidental is the risk that Transamerica Occidental's actual expenses in administering the contracts will exceed the amount recovered through the administrative expense charge. The investment management charge is paid to the Adviser.


         Transamerica Occidental may realize a profit from the mortality and expense risk charge.

         There are no other fees assessed against the Fund.

Premium Taxes


         Transamerica Occidental may be required to pay premium or retaliatory taxes currently ranging from 0% to 3.5% in connection with deposits or values under the Contracts. Depending upon applicable state law, Transamerica Occidental may deduct a premium tax charge for taxes incurred with respect to a particular Contract from the deposits, from amounts withdrawn, or from amounts applied on the Annuity Date. In some states, charges for both direct premium taxes and retaliatory premium taxes may be imposed at the same or different times with respect to the same deposit, depending upon applicable state law.


                          DESCRIPTION OF THE CONTRACTS

         The Fund offered three types of variable annuity contracts, which are called Individual Equity Investment Fund Contracts. These Contracts were Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. These Contracts are for tax qualified plans only. New Contracts are no longer being issued, but additional deposits may be made to existing Contracts.

         The Contract Owner has all rights under the Contract during the accumulation period. These include: voting rights, selection of the proposed annuitant; surrendering any portion of the Accumulation Account Value; electing a Retirement Date and an annuity option; and selecting of beneficiaries.

         The Contract Owner retains his or her voting rights and right to select beneficiaries, if the annuity option permits, once the annuity begins.

         After the death of the annuitant, the beneficiaries have the right to the Accumulation Account Value, if any, remaining in the Contract.

Voting Rights


         Pursuant to the Rules and Regulations of the Fund, as amended by the Board, the Fund is generally not required to hold regular meetings of Contract Owners and does not anticipate holding annual meetings. Under the Rules and Regulations of the Fund, however, Contract Owners' meetings will be held in connection with the following matters: (1) the election or removal of a member or members of the Board if a meeting is called for such purpose; (2) the approval of any Contract for which approval is required by the 1940 Act; and (3) such additional matters as may be required by law, the Rules and Regulations of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the Board may consider necessary or desirable. Contract Owners may apply to the Board to hold a meeting under circumstances provided for in the Rules and Regulations of the Fund. The Contract Owners also would vote upon any changes in fundamental investment objectives, policies or restrictions.


         Contract Owners are entitled to vote in person or by proxy at the Fund's meetings.

         If Contract Owners hold a meeting, the method to calculate votes is shown below:

         The number of votes which a Contract Owner may cast is based on the Accumulation Account Value established on a Valuation Date not more than 100 days prior to a meeting of Contract Owners.

                  (1) When the Valuation Date is prior to the Retirement Date, the number of votes will equal the Contract Owner's Accumulation Account Value divided by 100.

                  (2) When the Valuation Date is on or after the Retirement Date, the number of votes will equal the amount of the reserve established to meet Variable Annuity obligations related to the Contract divided by 100. (Accordingly, as the amount of the reserve diminishes during the Annuity payment period, the number of votes which a Contract Owner may cast decreases.)

         The number of votes will be rounded to the nearest vote; however, each Contract Owner will have at least one vote. Contract Owners other than those described herein, the reserves for which are maintained in the Fund, shall also be entitled to vote. The number of votes which such persons shall be entitled to cast shall be computed in the same manner as described above.

         To be entitled to vote, a Contract Owner must have been a Contract Owner on the date on which the number of votes was determined.


         Each Contract Owner shall receive a notice of the meeting of Contract Owners and a statement of the number of votes attributable to his/her Contract. Such notice will be mailed to the Contract Owner at the address maintained in the Fund's records at least 20 days prior to the date of the Contract Owners' meeting. Contract Owners acting as trustees for pension and profit sharing plans wishing to solicit instructions as to their vote from plan participants will be furnished additional copies of the Notice of Meeting and Proxy Statement upon request.


Changes To Variable Annuity Contracts

         Transamerica Occidental has the right to amend the Contracts to meet current applicable federal or state law or regulations or to provide more favorable annuity Conversion Rates. Each Contract Owner will be notified of any amendment to the Contract relating to any changes in federal or state laws.

         The Contract Owner may change beneficiaries, Annuity commencement date or Annuity option prior to the Annuity commencement date.

         Transamerica Occidental reserves the right to deregister the Fund under the 1940 Act.

Inquiries

         A Contract Owner may request information concerning a Contract by written request, to Transamerica Annuity Service Center at P.O. Box 3183 Cedar Rapids, Iowa 52406-3183. The phone number is 877-717-8861.

                                 ANNUITY PERIOD


         Subject to limitations under federal law, Contract Owners may select an annuity option, by Written Request to Transamerica Occidental at least 60 days prior to commencement of an Annuity. The monthly annuity benefit is determined by the age of the Annuitant, any joint annuitant and the option selected. The Contracts have three standard annuity options:


                  (1) A variable annuity with monthly payments during the lifetime of the Annuitant. No minimum number of payments is guaranteed, so that only one such payment is made if the Annuitant dies before the second payment is due;

                  (2) A variable annuity paid monthly to the Annuitant and any joint annuitant as long as either shall live. No minimum number of payments is guaranteed, so that only one such payment is made if both the Annuitant and joint annuitant die before the second payment is due; and

                  (3) A variable annuity paid monthly during the lifetime of the Annuitant with a minimum guaranteed period of 60, 120 or 180 months. If an Annuitant dies during the minimum period, the unpaid installments for the remainder of the minimum period will be payable to the beneficiary. However, the beneficiary may elect the commuted value to be paid in one sum. The lump sum value will be determined on the Valuation Date the written request is received in the Home Office.

         Upon Transamerica Occidental's approval, other options may be selected. The form of Annuity with the fewest number of guaranteed monthly payments will provide the largest monthly payments.


         If the Contract Owner does not select any annuity option, or a lump-sum payment, the funds remain in the Accumulation Account. There may be adverse tax consequences if the funds remain in the Accumulation Account subsequent to the calendar year following the year of the Annuitant's attainment of age 70 1/2.


         The minimum amount on the first monthly payment is $20. If the first monthly payment would be less than $20, Transamerica Occidental may make a single payment equal to the total value of the Contact Owner's Accumulation Account.


         For qualified plans under Section 401, and 403(b) of the Internal Revenue Code of 1986 as amended (the "Code"), distributions from a Contract generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Annuitant (i) reaches age 70 1/2 or
(ii) retires, and must be made in a specified form or manner. If the plan is an IRA described in Section 408, or if the Annuitant is a "5 percent owner" (as described in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2.


         For information regarding the calculation of annuity payments, see the Annuity Payments section of the Statement of Additional Information.

                                 DEATH BENEFITS

Death Benefits--Before Retirement

         (1)  FOR SINGLE AND ANNUAL DEPOSIT CONTRACTS:


                  In the event an Annuitant dies prior to the selected Retirement Date, Transamerica Occidental will pay to the Annuitant's beneficiary the Accumulation Account Value based on the Accumulation Unit value determined on the Valuation Date coinciding with or next following the later of (i) the date adequate proof of death is received by Transamerica Occidental or (ii) the date Transamerica Occidental receives notice of the method of payment selected by the beneficiary. Subject to certain limitations imposed by the Code, upon Written Request after the death of the Annuitant, the beneficiary may elect, in lieu of the payment of such value in one sum, to have all or a part of the Accumulation Account Value applied under one of the forms of Annuities described under "Annuity Period," or elect an optional method of payment subject to agreement by Transamerica Occidental and in compliance with applicable federal and state law.


         (2) FOR IMMEDIATE CONTRACTS:

                  In the event an Annuitant dies prior to the selected Retirement Date, Transamerica Occidental will pay to the Annuitant's beneficiary the Accumulation Account Value based on the Accumulation Unit value determined on the Valuation Date coinciding with or next following the date proof of death is received by Transamerica Occidental.

Death Benefit--After Retirement

         If the Annuitant's death occurs on or after the Retirement Date, death benefits, if any, payable to the beneficiary shall be as provided under the Annuity option or elected optional method of payment then in effect.

                                 CONTRACT VALUES

         Annual Deposit Contract--

         This Contract provides for Deposits to be made annually or more frequently, but no Deposit may be less than $10 and the aggregate minimum Deposit must be $120 in any Contract year. Deposits may be increased on a Contract anniversary, but annual Deposits may not be increased to more than three times the first year's Deposit without consent from Transamerica Occidental. The non-forfeiture provision of the Contract will be applied if annual Deposits are not paid when due or during a 31-day grace period. The effect of this provision is that if a Deposit is not received within five years of the last Deposit date, Deposits may not be resumed, but Contract benefits remain in full force.

         Single Deposit Deferred Contract--

         This Contract provides for a single Deposit when the Contract is issued. Additional Deposits of at least $20 each may be made anytime within the first five Contract years. Thereafter, Transamerica Occidental must give its consent to further Deposits. The minimum initial Deposit is $1,000; Transamerica Occidental reserves the right to reduce the minimum.

         A Retirement Date is specified in the application for Annual Deposit and Single Deposit Individual Equity Investment Fund Contracts, but may be changed by a Written Request to Transamerica Occidental at its Home Office at least 60 days before an Annuity is to commence.

         Single Deposit Immediate Contract--

         This Contract provides for a single Deposit to be accepted when the Contract is issued which will begin an Annuity. The issue date of the Contract is the last Valuation Date of the second calendar month preceding the Retirement Date specified in the Contract. The minimum Deposit is $2,500. Transamerica Occidental reserves the right to reduce the minimum. The Retirement Date may not be changed.

         Net Deposits are immediately credited to the Contract Owner's Accumulation Account in the Valuation Period in which they are received at Transamerica Occidental's Home Office.

         The number of Accumulation Units created by a Net Deposit is determined on the Valuation Date on which the Net Deposit is invested in the Fund by dividing the Net Deposit by the Accumulation Unit Value on that Valuation Date. The number of Accumulation Units resulting from each Net Deposit will not change.

Accumulation Unit Value

         The Accumulation Unit Value was set at $1.00 on November 26, 1968. The Accumulation Unit Value is determined at the end of a Valuation Period by multiplying the Accumulation Unit Value determined at the end of the immediate preceding Valuation Period by the Investment Performance Factor for the current Valuation Period and reducing the result by the mortality and expense risk charge.

         The Investment Performance Factor is determined at the end of each Valuation Period and is the ratio of A/B where "A" and "B" mean the following:

         "A" is the value of the Fund as of the end of such Valuation Period immediately prior to making any Deposits into and any withdrawals from the Fund, reduced by the investment management charge assessed against such value at an annual rate of 0.30%.

         "B" is the value of the Fund as of the end of the preceding Valuation Period immediately after making any Deposits into and any withdrawals from the Fund, including any charges for expense and mortality risks assessed against the Fund on that date.

         The market value of the Fund's assets for each Valuation Period is determined as follows: (1) each security's market value is determined by the last closing price as reported on the Consolidated Tape; (2) securities that are not reported on the Consolidated Tape but where market quotations are available, i.e., unlisted securities, are valued at the most recent bid price; (3) value of the other assets and securities where no quotations are readily available is determined in a manner directed in good faith by the Board.

         The Consolidated Tape is a daily report listing the last closing price quotations of securities traded on all national stock exchanges including the New York Stock Exchange and reported by the National Association of Securities Dealers, Inc. and Instinet.

         The Fund's net value is calculated by reducing the market value of the assets by liabilities at the end of a Valuation Period.

                                WRITTEN REQUESTS

         Written Request is an original signature required on all Written Requests. If a signature on record does not compare with that on the Written Request, Transamerica Occidental reserves the right to request a Bank Signature Guarantee before processing the request. Written Requests and other communications are deemed to be received by Transamerica Occidental on the date they are actually received at the Transamerica Annuity Service Center unless they are received on a day when, or after the time that, the New York Stock Exchange is closed. In this case, the Written Request will be deemed to be received on the next day when the unit value is calculated.

                                   UNDERWRITER

     Transamerica Financial Advisors, Inc. (name changed from "Transamerica Financial Resources" effective March 1, 2001), is the principal Underwriter for the Contracts. Its address is 1150 South Olive Street, Los Angeles, California 90015-2211. It is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is wholly-owned by Transamerica Corporation.

                             SURRENDER OF A CONTRACT

         Surrender and withdrawal privileges apply only to Annual Deposit and Single Deposit Deferred Contracts prior to the Retirement Date. There are no surrender or withdrawal privileges for Immediate Contracts.

         A Written Request by the Contract Owner must be received at the Annuity Service Center for either a withdrawal from or the surrender of Accumulation Account Value. Mail such a request to P.O. Box 3183 Cedar Rapids, Iowa 52406-3183 or, if overnight mail, to 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499. The phone number is 877-717-8861. Accumulation Units will be cancelled with the equivalent dollar amount withdrawn or surrendered. The Accumulation Unit value used to determine the number of Accumulation Units cancelled shall be the value established at the end of the Valuation Period in which the Written Request was received. The Accumulation Account Value less any applicable premium tax charge will be paid within seven days following receipt of the Written Request which includes verification of spousal consent as required by any applicable law or regulations. However, Transamerica Occidental may postpone such payment: (1) if the New York Stock Exchange is closed or trading on the Exchange is restricted, as determined by the Securities and Exchange Commission;
(2) when an emergency exists, as defined by the Commission's rules, and fair market value of the assets cannot be determined; or (3) for other periods as the Commission may permit.

         There are no charges for withdrawals or surrender of the Contract. However, withdrawals and surrenders may be taxable and subject to penalty taxes.

         The Contract must be surrendered if a withdrawal reduces the Accumulation Account Value below $10 for an Annual Deposit Deferred Contract or $20 for a Single Deposit Deferred Contract.

         Any Contract withdrawal may be repaid within five years after the date of each withdrawal (other than Contracts issued under Code Section 401(a), 403(b), 408, or 457, or an H.R. 10 Plan) but only one repayment can be made in any twelve month period. Transamerica Occidental must be given a concurrent Written Request of repayment. The sales charges will not be deducted from the Deposit repayment, but the administrative charge will be assessed.

         A Participant in the Texas Optional Retirement Program ("ORP") is required to obtain a certificate of termination from the Participant's employer before a Contract can be surrendered. This requirement is imposed because the Attorney General of Texas has ruled that Participants in the ORP may surrender their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability.

         Restrictions may apply to variable annuity contracts used as funding vehicles for Code Section 403(b) retirement plans and Section 401(k) plans. The Code restricts the distribution under Section 403(b) annuity contracts of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributable to elective contributions held as of the end of the last plan year beginning before January 1, 1989. Other funding alternatives may exist under a 403(b) plan to which a Participant may transfer his/her investment from the Contract.

                               FEDERAL TAX MATTERS

Introduction

         The following discussion is a general description of Federal tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Contract. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Transamerica Occidental's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.


         The Contracts may be purchased and used only in connection with plans qualifying for favorable tax treatment ("Qualified Contracts"). The Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), or 408 of the Code. The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to the Contract Owner, Participant, the Annuitant, or the beneficiary depends on the type and terms of the retirement plan, on the tax and employment status of the individual concerned and on the employer's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of the Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.


Qualified Contracts


         The Contract is designed for use with several types of qualified plans. The tax rules applicable to Annuitants in qualified plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of certain amounts annually, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not satisfy specified requirements, and certain other transactions with respect to qualified plans. Therefore, no attempt is made to provide more than general information about the use of the Contract with the various types of qualified plans. Annuitants and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are brief descriptions of the various types of qualified plans. The Contract may be amended as necessary to conform to the requirements of the plan.


1.  Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans


         Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the Annuitant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments. Under certain circumstances, 20% withholding will apply to distributions from these retirement plans, unless the distribution is directly transferred to another eligible retirement plan.


2.  Individual Retirement Annuities and Individual Retirement Accounts


         Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as "IRA"). IRAs are subject to limitations on the amount which may be contributed and deducted and the time when distributions must commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Owners of the Contract for use with IRAs should have supplemental information required by the Internal Revenue Service or any other appropriate agency. Owners should seek competent advice regarding use of the Contract for IRAs.


3.  Tax-Sheltered Annuities


         Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. These annuity contracts are commonly referred to as "Tax Sheltered Annuities." Premiums paid pursuant to salary reduction agreements and excluded from gross income will be subject to Social Security and Medicare taxes. Subject to certain exceptions, withdrawals under Tax Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after the Annuitant attains age 59 1/2, upon the Annuitant's separation from service, upon the Annuitant's death or disability, or for an amount not greater than the total of such contributions in the case of hardship.


4.   Restrictions under Qualified Contracts

         Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

5.  General

         Additional Deposits under a Contract must qualify for the same Federal income tax treatment as the initial Deposit under the Contract; Transamerica Occidental will not accept an additional Deposit under a Contract if the Federal income tax treatment of such Deposit would be different from that of the initial Deposit.

Tax Status of the Contract

         The following discussion is based on the assumption that the Contracts qualify as annuity contracts for Federal income tax purposes.

Taxation of Annuities

  1.  In General

         Section 72 of the Code governs taxation of annuities in general. Transamerica Occidental believes that a Contract Owner generally is not taxed on increases in the value of a Qualified Contract until distribution occurs by withdrawing all or part of the Accumulation Account Value (e.g., partial withdrawals and surrenders) or as Annuity Payments under the Annuity option elected. For this purpose, if such is allowed for the Qualified Contract, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Account Value or any portion of an interest in the qualified plan generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  2.  Surrenders

         In the case of a surrender under a Qualified Contract, under section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of any individual under a Contract which was not excluded from the individual's gross income. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

  3.  Annuity Payments


         Although tax consequences may vary depending on the annuity option elected under the Contract, under Code Section 72(b), generally gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the "investment in the contract" bears to the expected return at the date annuity payments begin. In this respect (prior to recovery of the "investment in the contract"), there is generally no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each income payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.


4.       Penalty Tax

         In the case of a distribution pursuant to a Qualified Contract, there may be imposed a Federal penalty tax under Section 72(t) of the Code, which may depend on the type of qualified plan and the particular circumstances. Competent tax advice should be sought before a distribution is requested.

  5.  Transfers, Assignments, or Exchanges of the Contract

         A transfer of ownership of a Contract, the designation of an Annuitant or other beneficiary who is not also the Owner, or the exchange of a Contract are generally prohibited for Qualified Contracts and if made may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  6.  Withholding

         Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions, except that withholding may be mandatory with respect to distributions from Contracts issued in connection with Section 401(a), 403(a) and 403(b) plans.

  7.  Death Benefits

         Amounts may be distributed from a Contract because of the death of an Annuitant or Owner. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sun, they are treated like a surrender, or (ii) if distributed under an annuity option, they are treated like an annuity payment.

  8.  Other Tax Consequences

         As noted above, the foregoing discussion of the Federal income tax consequences under the Contract is not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect Transamerica Occidental's understanding of current law and the law may change. Federal gift and estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Annuitant or recipient of the distribution. A competent tax adviser should be consulted for further information.

  9.  Possible Changes in Taxation


         Legislation has been proposed in the past that, if enacted, would adversely modify the Federal taxation of certain insurance and annuity contracts. For example, one proposal would reduce the "invesment in the contract" under cash value life insurance and certain annuity contracts by certain amounts, thereby increasing the amount of income for purpose of computing gain. Although the likelihood of there being any changes is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.


                                LEGAL PROCEEDINGS

         There are no material legal proceedings pending to which the Fund is a party; nor are there material legal proceedings involving the Fund to which Transamerica Occidental, the Adviser or Sub-Adviser, or the Underwriter are parties.


                      TABLE OF CONTENTS OF THE STATEMENT OF
                             ADDITIONAL INFORMATION

                                                            Page

GENERAL INFORMATION AND HISTORY............................   -2-
INVESTMENT OBJECTIVES AND POLICIES.........................   -2-
MANAGEMENT.................................................   -3-
INVESTMENT ADVISORY AND OTHER SERVICES.....................   -7-
BROKERAGE ALLOCATIONS......................................   -7-
UNDERWRITER................................................   -8-
ANNUITY PAYMENTS...........................................   -8-
FEDERAL TAX MATTERS........................................   -9-
FINANCIAL STATEMENTS.......................................   -10-


A Statement of Additional Information, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained, without charge, by contacting, the Annuity Service Center, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, or at 877-717-8861.

                      (This page intentionally left blank)

                                                             (LOGO)





                                                            (a prospectus)






         CUSTODIAN--Boston Safe Deposit and Trust Company of California


AUDITORS--Ernst & Young LLP                                 May 1, 2002


  ISSUED BY

                 Transamerica Occidental Life Insurance Company
                             1150 South Olive Street
                       Los Angeles, California 90015-2211
                                 (213) 742-2111

         (LOGO)

Transamerica Occidental
Life Insurance Company


TFM-1006 ED.  5-98

                       STATEMENT OF ADDITIONAL INFORMATION
                                       for
                Transamerica Occidental's Separate Account Fund B

                   Individual Equity Investment Fund Contracts
                  For Tax Deferred Individual Retirement Plans

            Issued by Transamerica Occidental Life Insurance Company 1150 South Olive Street, Los Angeles, California 90015-2211

         This Statement of Additional Information is not a Prospectus, but should be read with the Prospectus for Transamerica Occidental's Separate Account Fund B (the "Fund"). A copy of the Prospectus may be obtained by writing to the Transamerica Annuity Service Center, P.O. Box 3183, Cedar Rapids, Iowa 52406-3183 or, if by overnight mail, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, or at 877-717-8861.






     The date of this Statement of Additional Information is May 1, 2002 The date of the Prospectus is May 1, 2002



                                TABLE OF CONTENTS

                                                                                               Cross
                                                                                             Reference
                                                                                           to Prospectus
                                                                         Page                  Page


General Information and History...................................         -2-                   8
Investment Objective and Policies.................................         -2-                   9
Management........................................................         -3-                  10
Investment Advisory and Other Services............................         -7-                  10
Brokerage Allocations.............................................         -7-
Underwriter.......................................................         -8-                  17
Annuity Payments..................................................         -8-                  13
Federal Tax Matters...............................................         -9-                  18
Financial Statements..............................................        -10-



                         GENERAL INFORMATION AND HISTORY

         Transamerica Occidental Life Insurance Company (the "Company") was formerly known as Occidental Life Insurance Company of California. The name change occurred approximately on September 1, 1981.

         The Company is wholly-owned by Transamerica Insurance Corporation of California, which is in turn wholly-owned by Transamerica Corporation. Transamerica Corporation is a financial services organization which engages through its subsidiaries in life insurance, consumer lending, commercial lending, leasing, and real estate services. Transamerica Corporation is owned by AEGON N.V. an international insurance group.


         On November 26, 1968, the Company invested $1,000,000 in Transamerica Occidental's Separate Account Fund B (the "Fund") pursuant to California law. In September 1969, the Company invested an additional $1,000,000 in the Fund. On December 31, 2001, the Company's share in the Fund was approximately 71% of the total Contract Owner's equity.


                        INVESTMENT OBJECTIVE AND POLICIES

         Certain investment policies are described on page 9 of the Prospectus for the Fund. Policies which are fundamental may not be changed unless authorized by a majority vote of Contract Owners. Policies and investment restrictions which are fundamental to the Fund are as follows.

                  Borrowings will not be made except as a temporary measure for extraordinary or emergency purposes provided that such borrowings shall not exceed 5% of the value of the Fund's total assets.

                  Securities of other issuers will not be underwritten provided that this shall not prevent the purchase of securities the sale of which may result in the Fund being deemed to be an "underwriter" for purposes of the Securities Act of 1993.


                  Investments will not be concentrated in any one industry nor will more than 25% of the value of the Funds' assets be invested in issuers all of which conduct their principal business activities in the same general industry.


                  The purchase and sale of real estate or interests in real estate is not intended as a principal activity. However, the right is reserved to invest up to 10% of the value of the assets of the Fund in real properties, including property acquired in satisfaction of obligations previously held or received in part payment on the sale of other real property owned.

         The purchase and sale of commodities or commodity contracts will not be engaged in.

         Loans may be made but only through the acquisition of all or a portion of an issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased for investment by institutional investors, whether publicly or privately distributed. (It is not presently intended to invest more than 10% of the value of the Fund in privately distributed loans. Furthermore, it is possible that the acquisition of an entire issue may cause the Fund to be deemed an "underwriter" for purposes of the Securities Act of 1993.) The securities of the Fund may also be loaned provided that any such loan is collateralized with cash equal to or in excess of the market value of such securities. (It is not presently intended to engage in the lending of securities.)

         The Fund does not intend to issue senior securities.

         The Fund does not intend to write put and call options.

         Purchases of securities on margin may not be made, but such short-term credits as may be necessary for the clearance of purchases and sales of securities are permissible. Short sales may not be made and a short position may not be maintained unless at all times when a short position is open and the fund owns at least an equal amount of such securities or securities currently exchangeable, without payment of any further consideration, for securities of the same issue as, and at least equal in amount to, the securities sold short (generally called a "short sale against the box") and unless not more than 10% of the value of the Fund's net assets is deposited or pledged as collateral for such sales at any one time.

Portfolio Turnover Rate


         Changes will be made in the portfolio if such changes are considered advisable to better achieve the Fund's investment objective of long-term capital growth. Generally, long-term rather than short-term investments will be made and trading for short-term profits is not intended. However, it should be recognized that although securities will initially be purchased with a view to their long-term potential, a subsequent change in the circumstances of a particular company or industry or in general economic conditions may indicate that a sale of a security is desirable. It is anticipated that annual portfolio turnover should not exceed 75%. However, stocks being sold to meet redemptions and changes in market conditions could result in portfolio activity greater than anticipated.

                                   MANAGEMENT


         Board of Managers and Principal Officers of the Fund are:


---------------------------------------- -------------------------------------- --------------------------------------

             Name and Age                        Positions and Offices          Principal Occupation During the Past
                                                     with the Fund                           Five Years

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Peter R. Brown (73)                      Board of Directors                     Vice Chairman, AEGON/ Transamerica
11180 6th Street East                                                           Series Fund, Inc.  (ATSF) (1986 -
Treasure Island, Florida 33708                                                  present); Chairman of the Board,
                                                                                Peter Brown Construction Company
                                                                                (constuction contractors and
                                                                                engineers), Largo, Florida (1963 -
                                                                                2000); Vice Chairman and Trustee,
                                                                                IDEX Mutual Funds, Rear Admiral
                                                                                (Ret.) U.S. Navy Reserve, Civil
                                                                                Engineer Corps.

---------------------------------------- -------------------------------------- --------------------------------------





---------------------------------------- -------------------------------------- --------------------------------------

             Name and Age                        Positions and Offices          Principal Occupation During the Past
                                                     with the Fund                           Five Years

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Charles C. Harris (71) Board of Directors Director, ATSF (1986- present); 2840
West Bay Drive, #215 Trustee, IDEX Mutual Funds (1994 - Belleair Bluffs, Florida
33770 present).

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Russell A. Kimball, Jr. (57)             Board of Directors                     Director, ATSF (1986 - present);
1160 Gulf Boulevard                                                             General Manager, Sheraton Sand Key
Clearwater Beach, Florida 34630                                                 Resort (resort hotel), Clearwater,

Florida (1975 - present).

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Daniel Calabria (66)                     Board of Directors                     Currently retired.  Director (June
7068 S. Shore Drive South                                                       2001 - present), ATSF; Trustee (1996
South Pasadena, Florida 33707                                                   - present), IDEX Mutual Funds;

                                                                                Trustee
                                                                                (1993
                                                                                -
                                                                                present)
                                                                                and
                                                                                President
                                                                                (1993
                                                                                -
                                                                                1995)
                                                                                of
                                                                                the
                                                                                Florida
                                                                                Tax
                                                                                Free
                                                                                Funds.

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

William W. Short, Jr. (66)               Board of Directors                     Director (September 2000 - present),
12420 73rd Court North                                                          ATSF; Trustee, IDEX Mutual Funds;
Largo, Florida 33773                                                            President and majority shareholder
                                                                                of Shorts, Inc.; Chairman of S.A.C.
                                                                                Apparel Corp., Southern Apparel
                                                                                Corp. and S.A.C. General
                                                                                Distributors, Inc.

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Leo J. Hill (46)                         Board of Directors                     Director (2001 - present), ATSF;
9254 Silverthorn Road                                                           Dealer Candidate (August 1999 -
Largo, Florida 33777                                                            present), University Ford, Athens,

                                                                                Georgia;
                                                                                Market
                                                                                President
                                                                                (1997
                                                                                -
                                                                                1998),
                                                                                NationsBank;
                                                                                President
                                                                                and
                                                                                CEO
                                                                                (1994
                                                                                -
                                                                                1997),
                                                                                Barnett
                                                                                Bank
                                                                                of
                                                                                the
                                                                                Treasure
                                                                                Coast,
                                                                                Florida.

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Janice B. Case (49)                      Board of Directors                     Director (2001 - present), ATSF;
205 Palm Island NW                                                              Senior Vice President (1996 - 2000),
Clearwater, Florida 33767                                                       Vice President (1990 - 1996) and
                                                                                Director of Customer Service &
                                                                                Marketing (1987 - 1990), Florida
                                                                                Power Corp.

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

John R. Kenney (64)*                     Board of Directors                     Chairman (1986 - present) and
P.O. Box 5068                                                                   President (3/1993 - 6/2000), ATSF;
Clearwater, Florida 34618                                                       Chairman, Director and Co-CEO of

                                                                                Great
                                                                                Companies,
                                                                                L.L.C.;
                                                                                Chairman
                                                                                (August
                                                                                1987
                                                                                -
                                                                                present),
                                                                                CEO
                                                                                (4/1982
                                                                                -
                                                                                12/2001),
                                                                                President
                                                                                (12/1978
                                                                                -
                                                                                12/1999),
                                                                                Western
                                                                                Reserve
                                                                                Life
                                                                                Assurance
                                                                                Co.
                                                                                of
                                                                                Ohio
                                                                                (WRL);
                                                                                Chairman
                                                                                (9/1997
                                                                                -
                                                                                present),
                                                                                ATFA;
                                                                                Chairman
                                                                                and
                                                                                Director
                                                                                (9/1996
                                                                                -
                                                                                present)
                                                                                and
                                                                                President
                                                                                (9/1997
                                                                                -
                                                                                present),
                                                                                AEGON/Transamerica
                                                                                Fund
                                                                                Services,
                                                                                Inc.(ATFS)
                                                                                ;
                                                                                Director
                                                                                (12/1990
                                                                                -
                                                                                present),
                                                                                IDEX
                                                                                Mutual
                                                                                Funds.

---------------------------------------- -------------------------------------- --------------------------------------





---------------------------------------- -------------------------------------- --------------------------------------

             Name and Age                        Positions and Offices          Principal Occupation During the Past
                                                     with the Fund                           Five Years

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Patrick S. Baird (47)* Board of Directors President (6/2000 - present), and 4333
Edgewood Road, NE Director (12/1999 - 3/2002), ATSF; Cedar Rapids, Iowa 52499
Director (3/1991 - 12/1999), WRL;

                                                                                President
                                                                                and
                                                                                Trustee
                                                                                (11/1999
                                                                                -
                                                                                3/2002),
                                                                                IDEX
                                                                                Mutual
                                                                                Funds,
                                                                                Executive
                                                                                Vice
                                                                                President
                                                                                (2/1995
                                                                                -
                                                                                present)
                                                                                and
                                                                                COO
                                                                                (2/1996
                                                                                -
                                                                                present),
                                                                                AEGON
                                                                                USA,
                                                                                Inc.;
                                                                                Director
                                                                                (12/1991
                                                                                -
                                                                                present),
                                                                                COO
                                                                                (4/1996
                                                                                -
                                                                                present)
                                                                                and
                                                                                Senior
                                                                                Vice
                                                                                President
                                                                                (4/1995
                                                                                -
                                                                                present),
                                                                                Transamerica
                                                                                Life
                                                                                Insurance
                                                                                Company;
                                                                                President
                                                                                (7/1996
                                                                                -
                                                                                present)
                                                                                and
                                                                                CFO
                                                                                (5/1992
                                                                                -
                                                                                present),
                                                                                AUSA
                                                                                Holding
                                                                                Co.

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Brian C. Scott (58)                      President and Chief Executive Officer  President and CEO (2002 - present),
4333 Edgewood Road, NE                                                          IDEX Mutual Funds; President of
Cedar Rapids, Iowa 52499                                                        Endeavor Management Co. (6/2001 -

                                                                                12/2001);
                                                                                President
                                                                                (6/2001
                                                                                -
                                                                                present),
                                                                                Director
                                                                                and
                                                                                CEO
                                                                                (12/2001
                                                                                -
                                                                                present),
                                                                                ATFA;
                                                                                Director,
                                                                                President
                                                                                and
                                                                                CEO
                                                                                (2001-
                                                                                present),
                                                                                Idex
                                                                                Management,
                                                                                Inc.;
                                                                                Director,
                                                                                President
                                                                                and
                                                                                COO
                                                                                (1/2002
                                                                                -
                                                                                present),
                                                                                ATFS;
                                                                                and
                                                                                Chief
                                                                                Marketing
                                                                                Officer
                                                                                (6/1992
                                                                                -
                                                                                6/2001),
                                                                                Financial
                                                                                Markets
                                                                                Division
                                                                                of
                                                                                AEGON
                                                                                Group.

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

John K. Carter (41)                      Vice President, General Counsel and    General Counsel, Vice President and
570 Carillon Parkway                     Secretary                              Secretary  (1999 - present) of IDEX
St. Petersburg, Florida 33716                                                   Mutual Funds, ATFA, ATSF; General

                                                                                Counsel,
                                                                                Vice
                                                                                President
                                                                                and
                                                                                Secretary
                                                                                (2000
                                                                                -
                                                                                present),
                                                                                Idex
                                                                                Management,
                                                                                Inc.;
                                                                                Vice
                                                                                President
                                                                                and
                                                                                Counsel
                                                                                (6/2000
                                                                                -
                                                                                present),
                                                                                WRL;
                                                                                and
                                                                                Vice
                                                                                President
                                                                                and
                                                                                Counsel
                                                                                (3/1997
                                                                                -
                                                                                5/1999),
                                                                                Salomon
                                                                                Smith
                                                                                Barney.

---------------------------------------- -------------------------------------- --------------------------------------





---------------------------------------- -------------------------------------- --------------------------------------

             Name and Age                        Positions and Offices          Principal Occupation During the Past
                                                     with the Fund                           Five Years

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Thomas R. Moriarty (48)                  Executive Vice President, Treasurer    Vice President (6/1993 - 12/1999),
570 Carillon Parkway                     and Principal Financial Officer        WRL; Director, President and CEO
St. Petersburg, Florida 33716                                                   (11/1999 - present), AEGON Asset

                                                                                Management
                                                                                Services,
                                                                                Inc.;
                                                                                Executive
                                                                                Vice
                                                                                President,
                                                                                Treasurer
                                                                                and
                                                                                PFO
                                                                                (9/2000
                                                                                -
                                                                                present),
                                                                                IDEX
                                                                                Mutual
                                                                                Funds,
                                                                                Executive
                                                                                Vice
                                                                                President,
                                                                                Treasurer
                                                                                and
                                                                                PFO
                                                                                (12/2001
                                                                                -
                                                                                present),
                                                                                ATSF;
                                                                                Vice
                                                                                President
                                                                                (6/1999
                                                                                -
                                                                                present),
                                                                                AFSG
                                                                                Securities
                                                                                Corporation;
                                                                                Chairman
                                                                                of
                                                                                the
                                                                                Board,
                                                                                CEO
                                                                                and
                                                                                President
                                                                                (7/1999
                                                                                -
                                                                                present),
                                                                                InterSecurities,
                                                                                Inc.;
                                                                                Executive
                                                                                Vice
                                                                                President
                                                                                (1/2002
                                                                                -
                                                                                present),
                                                                                ATFA
                                                                                and
                                                                                ATFS.

---------------------------------------- -------------------------------------- --------------------------------------

   * These members of the Board are or may be interested persons as defined by
Section 2(a) (19) of the 1940 Act.

         The principal occupations listed above apply for the last five years. However, in some instances, occupation listed above is the current position and prior positions with the same company or affiliate are not indicated.


     Messrs. Brown, Harris, Kimball, Calabria, Short and Hill and Ms. Case are not parties to either the Investment Advisory Agreement or the Investment Services Agreement nor are they interested persons of any such party.


Remuneration of Board of Managers, Officers and Employees of the Fund

         The following table shows the compensation paid during the most recently completed fiscal year to all directors of the Fund by the Company pursuant to its Investment Advisory Agreement with the Fund.


                                                                                        Total
                                                                                     Compensation
                                                          Total Pension or         From Registrant
                                    Aggregate           Retirement Benefits        and Fund Complex
                                  Compensation        Accrued As Part of Fund    Paid to Directors3/
                                                                         -----           -----------
       Name of Person               From Fund               Expenses(1)
       --------------               ---------               -----------

   Dr. James. H. Garrity             $1.750                      0                      $8,750
      Gary U. Rolle(2)                 -0-                      -0-                       -0-
      Peter J. Sodini                $1,750                     -0-                     $8,750
       Jon C. Strauss                $1,750                      0                      $8,750


None of the members of the Board of Managers currently receives any pension or retirement benefits from the Company due to services rendered to the Fund and thus will not receive any benefits upon retirement from the Fund.

Will receive Pension/Retirement benefits as an employee of Transamerica Investment Services, Inc. During 2001, each of the prior Board members was also a member of the Board of Transamerica Variable Insurance

          Fund,   Inc.,  an  open-end   management   company,   advised  by  the
          Transamerica Investment Management, LLC, and sub-advised by Transamerica Investment Services, Inc., and of Transamerica Income Shares, Inc., a closed-end investment company advised by Transamerica Investment Management, LLC. These registered investment companies comprise the "Fund Complex."


         No member of the Board, no Officer, no other individual affiliated with the Fund and no person affiliated with any member of the Board, the Company or any Contract Owner is expected to receive aggregate remuneration in excess of $1,500 from the Company during its current fiscal year by virtue of services rendered to the Fund. Members of the Board, Officers or other individuals affiliated with the Fund, who are also Officers, Directors or employees of the Company, are not entitled to any compensation from the Fund for their services to the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES


         AEGON/Transamerica Fund Advisers, Inc. (ATFA" or "Adviser") is the investment adviser to the Fund. Prior to January 1, 2002, Transamerica Investment Management, LLC (`TIM") served as Adviser.

         Previously TIM and now ATFA provides investment management to the Fund pursuant to an investment Advisory Agreement with the Fund. The annual charge for such services is 0.3% of the value of the Fund. In the past three years the Fund paid the Company $330,503 in 1999, $418,155 in 2000 and $299,968 in 2001.
TIM serves as sub-adviser to the Fund.


         The Company performs all record keeping and administrative functions related to the Contracts and each Participant's account, including issuing Contracts, valuing Participant's accounts, making Annuity payments and other administrative functions. In addition, the Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, legal fees, registration and filing fees, stationery, supplies, printing, salaries and compensation of the Fund's Board and its officers, reports to Contract Owners, determination of offering and redemption prices and all ordinary expenses incurred in the ordinary course of business.

         Boston Safe Deposit and Trust Company of California, 1 Embarcadero Center, San Francisco, California 94111-9123 is the Fund's custodian of the Securities. Boston Safe Deposit and Trust Company of California holds the securities for the Fund. The Company pays all fees for this service.


         The statutory-basis financial statements and schedules of the Company and financial statements of the Fund appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP's address is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309.


                              BROKERAGE ALLOCATIONS


         ATFA has no formula for brokerage business distribution for purchases and sale of portfolio securities of the Fund. The primary objective is to place orders for the most favorable prices and execution. ATFA will engage only those brokers whose commissions it believes to be reasonable in relation to the services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers primarily on price, and such general factors as execution capability and reliability, quality of research (including quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional nature of the broker), financial standing, as well as net results of specific transactions, taking into account such factors as promptness, size of order and difficulty of execution. To the extent such research services are used, it would tend to reduce the Company and Investment Services expenses. However, there is no intention to place portfolio transactions for services performed by a broker in furnishing statistical data and research, and thus such services are not expected to significantly reduce expenses. During 1999, commissions were fully negotiated and paid on a best execution basis. In 1999, 2000 and 2001 respectively, brokerage commissions were .04%, .07% and 12% of average assets, and the aggregate dollar amounts were $72,314, $80,774 and $112,664 respectively.

         ATFA furnishes investment advice to the Fund as well as other institutional clients. Some of the Adviser's other clients have investment objectives and programs similar to those of the Fund. Accordingly, occasions may arise when sales or purchases of securities which are consistent with the investment policies of more than one client come up for consideration by ATFA at the same time. When two or more clients are engaged in the simultaneous sale or purchase of securities, ATFA will allocate the securities in question so as to be equitable as to each client. ATFA will effect simultaneous purchase or sale transactions only when it believes that to do so is in the best interest of the Fund, although such concurrent authorizations potentially may, in certain instances, be either advantageous or disadvantageous to the Fund. ATFA or TIM has advised the Fund's Board regarding this practice, and will report to them on a periodic basis concerning its implementation.


                                   UNDERWRITER

     Transamerica Financial Resources, Inc., is the principal Underwriter for the Fund's Contracts. Its address is 1150 South Olive Street, Los Angeles, California 90015-2211. It is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is wholly-owned by Transamerica Corporation, a subsidiary of AEGON N.V.


         The past three years, the Underwriter received from the sales of the Fund's Contracts total payments of $1,087 in 1999, $0 in 2000 and $0 in 2001.


                                ANNUITY PAYMENTS
Amount of First Annuity Payment

         SINGLE AND ANNUAL DEPOSIT CONTRACTS:


         At a Annuitant's selected Retirement Date, the Accumulation Account Value based on the Accumulation Unit value established on the last Valuation Date in the second calendar month preceding the Retirement Date is applied to the appropriate Annuity Conversion Rate under the Contract, according to the Annuitant's, and any joint annuitant's, attained age at nearest birthday and the selected form of Annuity, to determine the dollar amount of the first Variable Annuity payment. The Annuity Conversion rates are based on the following assumptions: (i) Investment earnings at 3.5% per annum, and (ii) Mortality - The Annuity Table for 1949, ultimate two year age setback.


         IMMEDIATE CONTRACT:

         The Net Deposit applicable under the Contract is applied to the Annuity Conversion Rate for this Contract by the Company according to the Annuitant's, and any joint annuitant's, attained age at nearest birthday and selected form of Annuity, to determine the dollar amount of the first Variable Annuity payment. The Annuity Conversion Rates are based on the following assumptions: (i) Investment earnings at 3.5% per annum, and (ii) Mortality - The Annuity Table for 1949, one year age setback.

Amount of Subsequent Annuity Payments

         The amount of a Variable Annuity payment after the first is determined by multiplying the number of Annuity Units by the Annuity Unit value established on the last Valuation Date in the second calendar month preceding the date such payment is due.

         The Annuity Conversion Rates reflect the assumed net investment earnings rate of 3.5%. Each annuity payment will vary as the actual net investment earnings rate varies from 3.5%. If the actual net investment earnings rate were equal to the assumed rate, Annuity payments would be level. If the actual Net Investment Rate were lower than the assumed rate, Annuity payments would decrease.

Number of Annuity Units

         The number of the Contract Owner's Annuity Units is determined at the time the Variable Annuity is effected by dividing the dollar amount of the first Variable Annuity payment by the Annuity Unit Value established on the last Valuation Date in the second calendar month preceding the Retirement Date. The number of Annuity Units, once determined, will remain fixed except as affected by the normal operation of the form of Annuity, or by a late Deposit. Late Deposit means a Deposit received by the Company after the Valuation Date in the second calendar month preceding the Retirement Date.

Annuity Unit Value


         On November 26, 1968, the value of an Annuity Unit was set at $1.00. Thereafter, at the end of each Valuation Period, the Annuity Unit value is established by multiplying the value of an Annuity Unit determined at the end of the immediately preceding Valuation Period by the Investment Performance Factor for the current Valuation Period, and then multiplying that product by an assumed earnings offset factor for the purpose of offsetting the effect of an investment earnings rate of 3.5% per annum which is assumed in the Annuity Conversion Rates for the Contracts. The result is then reduced by a charge for mortality and expense risks (see "Charges under the Contract" on page 11 of the Prospectus).


                               FEDERAL TAX MATTERS
Taxation of the Company

         The Company at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The Fund is treated as part of the Company and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. The Company does not expect to incur any Federal income tax liability with respect to investment income and net capital gains arising from the activities of the Fund retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Fund for Federal income taxes. If, in future years, any Federal income taxes are incurred by the Company with respect to the Fund, then the Company may make a charge to the Fund.

         Under current laws, the Company may incur state and local taxes in certain jurisdictions. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes or reserves for such taxes, if any, attributable to the Fund.

                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B
                         REPORT OF INDEPENDENT AUDITORS


Contractholders and Board of Managers, Transamerica Occidental's Separate Account Fund B Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 2001, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.





                                ERNST & YOUNG LLP


Des Moines, Iowa
February 1, 2002

FINANCIAL STATEMENTS

Transamerica Occidental Life Insurance Company
Years Ended December 31, 2001, 2000, and 1999

                 Transamerica Occidental Life Insurance Company

                     Financial Statements - Statutory Basis

                  Years Ended December 31, 2001, 2000, and 1999




                                    Contents

Report of Independent Auditors...........................................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis.........................................................................3
Statements of Operations - Statutory Basis...............................................................5
Statements of Changes in Capital and Surplus - Statutory Basis...........................................7
Statements of Cash Flow - Statutory Basis................................................................8
Notes to Financial Statements - Statutory Basis.........................................................10

Statutory-Basis Financial Statement Schedules

Schedule I - Summary of Investments - Other Than Investments in Related Parties.........................45
Schedule III - Supplementary Insurance Information......................................................46
Schedule IV - Reinsurance...............................................................................47



                         Report of Independent Auditors

The Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company, an indirect, wholly-owned subsidiary of AEGON N.V., as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2001. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 2 to the financial statements, in 2001 Transamerica Occidental Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Division, Department of Commerce, of the State of Iowa.

                              /s/ Ernst & Young LLP

Des Moines, Iowa
February 15, 2002

                 Transamerica Occidental Life Insurance Company

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                                   December 31
                                                                             2001              2000
                                                                       ------------------------------------
Admitted assets Cash and invested assets:
   Bonds                                                                     $13,994,027      $14,404,438
   Preferred stocks:
     Affiliated entities                                                           1,068            1,740
     Other                                                                        71,829           77,603
   Common stocks:
     Affiliated entities (cost: 2001 - 415,348;
       2000 - $335,248)                                                          964,082          849,503
     Other (cost: 2001 - 411,193; 2000 - $479,874)                               421,560          600,594
   Mortgage loans on real estate                                               1,691,144        1,140,481
   Real estate                                                                    85,496           96,219
   Policy loans                                                                  411,306          417,849
   Cash and short-term investments                                               172,913          100,681
   Receivables for securities                                                          -            4,454
   Net short-term notes receivable from affiliates                               114,795           23,702
   Other invested assets                                                         601,144          278,629
                                                                       ------------------------------------
Total cash and invested assets                                                18,529,364       17,995,893

Federal and foreign income tax recoverable                                        40,456                -
Net deferred income tax asset                                                    105,070                -
Accrued investment income                                                        219,386          230,386
Premiums deferred and uncollected                                                243,404          215,315
Reinsurance receivable                                                           116,195          271,365
Accounts receivable                                                              103,620          159,949
General agents pension fund                                                       55,040          109,553
Funds withheld by affiliates                                                     562,853          262,448
Other admitted assets                                                            183,331          166,998
Separate account assets                                                        4,124,050        4,191,889






                                                                       ------------------------------------
Total admitted assets                                                        $24,282,769      $23,603,796
                                                                       ====================================










                                                                                   December 31
                                                                             2001              2000
                                                                       ------------------------------------
Liabilities and capital and surplus
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                                   $  5,329,698     $  5,341,927
     Annuity                                                                   3,755,862        3,977,426
     Accident and health                                                          74,034          125,586
   Liability for deposit-type contracts                                        4,918,103        4,217,255
   Policy and contract claim reserves
     Life                                                                         32,527          351,135
     Accident and health                                                         104,983           43,341
   Other policyholders' funds                                                     15,035           15,785
   Municipal reverse repurchase agreements                                       368,209          438,723
   Remittances and items not allocated                                           119,068          124,862
   Asset valuation reserve                                                       179,307          331,625
   Interest maintenance reserve                                                   90,208           16,139
   Funds held under coinsurance and other reinsurance treaties
                                                                               2,591,742        2,520,027
   Reinsurance in unauthorized reinsurers                                         77,809           33,682
   Commissions and expense allowances payable on reinsurance assumed
                                                                                  23,126           95,725
   Payable for securities                                                         45,946                -
   Federal and foreign income taxes payable                                            -           22,694
   Payable to affiliates                                                          20,077           26,084
   Transfers to separate accounts due or accrued                                 (81,230)         (81,118)
   Other liabilities                                                             553,937          411,833
   Separate account liabilities                                                4,004,807        4,046,600
                                                                       ------------------------------------
Total liabilities                                                             22,223,248       22,059,331

Commitments and contingencies (Note 10)

Capital and surplus:
   Common stock, $12.50 par value, 4,000,000 shares authorized,
     2,206,933 issued and outstanding                                             27,587           27,587
   Paid-in surplus                                                               889,600          589,600
   Unassigned surplus                                                          1,142,334          927,278
                                                                       ------------------------------------
                                                                       ------------------------------------
Total capital and surplus                                                      2,059,521        1,544,465
                                                                       ------------------------------------
                                                                       ------------------------------------
Total liabilities and capital and surplus                                    $24,282,769      $23,603,796
                                                                       ====================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2001            2000            1999
                                                          -------------------------------------------------
Revenues:
   Premiums and other considerations, net of reinsurance:
     Life                                                     $1,176,575      $1,270,078      $1,192,299
     Annuity                                                     492,944       1,179,915         681,901
     Accident and health                                          66,672         118,827          57,531
   Net investment income                                       1,194,667       1,108,214       1,125,042
   Amortization of interest maintenance reserve                      629          (2,359)          4,739
   Commissions and expense allowances on reinsurance
     ceded                                                       308,252         415,788         469,910
   Income from fees associated with investment
     management, administration and contract guarantees
     for separate accounts                                        34,348          36,536          16,821
   Other income                                                  232,625         153,589         528,952
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               3,506,712       4,280,588       4,077,195
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health                                562,473         723,471         402,475
     Surrender benefits                                        1,231,866       1,136,953         694,766
     Other benefits                                              721,076         924,707         935,940
     Increase (decrease) in aggregate reserves for
       policies and contracts:
         Life                                                    423,176         328,852         392,921
         Annuity                                                (175,893)       (181,511)       (145,685)
         Accident and health                                     (30,092)         (3,632)         19,578
         Other                                                         -          10,792          (7,225)
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               2,732,606       2,939,632       2,292,770
   Insurance expenses:
     Commissions                                                 481,455         680,635         691,802
     General insurance expenses                                  249,466         331,316         272,168
     Taxes, licenses and fees                                     33,889          42,636          53,309
     Net transfer to (from) separate accounts                    (42,615)        175,350          50,572
     Reinsurance reserve adjustments                                   -          47,887         509,668
     Other                                                         6,229         138,410          22,767
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                                 728,424       1,416,234       1,600,286
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               3,461,030       4,355,866       3,893,056
                                                          -------------------------------------------------
                                                          -------------------------------------------------
Gain (loss) from operations before dividends to
   policyholders, federal income tax expense
   (benefit) and net realized capital gains                       45,682         (75,278)        184,139





                 Transamerica Occidental Life Insurance Company

             Statements of Operations - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2001            2000            1999
                                                          -------------------------------------------------

Dividends to policyholders                                   $     9,073     $     9,377     $     9,294
                                                          -------------------------------------------------
Gain (loss) from operations before federal income tax
   expense (benefit) and net realized capital gains               36,609         (84,655)        174,845
Federal income tax expense (benefit)                             (11,575)          6,152          30,330
                                                          -------------------------------------------------
Gain (loss) from operations before net realized capital
   gains on investments                                           48,184         (90,807)        144,515
Net realized capital gains on investments (net of related
   federal income taxes and amounts transferred from/to
   interest maintenance reserve)                                  13,610         292,197          17,515
                                                          -------------------------------------------------
Net income                                                   $    61,794     $   201,390     $   162,030
                                                          =================================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)


                                               Common Stock    Paid-in       Unassigned    Total Capital
                                                               Surplus        Surplus       and Surplus
                                              -------------------------------------------------------------
                                              -------------------------------------------------------------

Balance at January 1, 1999                        $27,587       $372,538      $1,444,037     $1,844,162
   Net income                                           -              -         162,030        162,030
   Change in non-admitted assets                        -              -          (2,824)        (2,824)
   Change in unrealized capital gains                   -              -         119,420        119,420
   Change in asset valuation reserve                    -              -        (178,342)      (178,342)
   Dividend to stockholder                              -              -         (79,000)       (79,000)
   Change in liability for reinsurance in
     unauthorized companies                             -              -          (4,646)        (4,646)
   Change in surplus in separate accounts               -              -          16,637         16,637
   Change in surplus due to reinsurance                 -              -         (35,865)       (35,865)
   Prior year adjustments                               -              -         (14,710)       (14,710)
   Capital contribution                                 -        137,062               -        137,062
                                              -------------------------------------------------------------
                                              -------------------------------------------------------------
Balance at December 31, 1999                       27,587        509,600       1,426,737      1,963,924
   Net income                                           -              -         201,390        201,390
   Change in non-admitted assets                        -              -          42,867         42,867
   Change in unrealized capital gains                   -              -        (528,752)      (528,752)
   Change in asset valuation reserve                    -              -         247,333        247,333
   Cash dividend to stockholder                         -              -        (135,000)      (135,000)
   Dividend of subsidiary to stockholder                -              -        (210,386)      (210,386)
   Change in liability for reinsurance in
     unauthorized companies                             -              -         (19,364)       (19,364)
   Change in surplus in separate accounts               -              -         (16,755)       (16,755)
   Change in surplus due to reinsurance                 -              -           9,587          9,587
   Partnership termination                              -              -         (46,671)       (46,671)
   Prior year adjustments                               -              -         (43,708)       (43,708)
   Capital contribution                                 -         80,000               -         80,000
                                              -------------------------------------------------------------
                                              -------------------------------------------------------------
Balance at December 31, 2000                       27,587        589,600         927,278      1,544,465
   Cumulative effect of change in accounting
     principles                                         -              -          59,703         59,703
   Net income                                           -              -          61,794         61,794
   Change in non-admitted assets                        -              -          47,524         47,524
   Change in unrealized capital gains                   -              -        (110,781)      (110,781)
   Change in asset valuation reserve                    -              -         152,318        152,318
   Tax benefit on stock options exercised               -              -               2              2
   Change in liability for reinsurance in
     unauthorized companies                             -              -         (44,127)       (44,127)
   Change in surplus in separate accounts               -              -         (26,046)       (26,046)
   Change in net deferred income tax asset              -              -          60,600         60,600
   Change in surplus due to reinsurance                 -              -          10,659         10,659
   Correction of error                                  -              -           3,410          3,410
   Capital contribution                                 -        300,000               -        300,000
                                              -------------------------------------------------------------
                                              -------------------------------------------------------------
Balance at December 31, 2001                      $27,587       $889,600      $1,142,334     $2,059,521
                                              =============================================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
Operating activities
Premiums and annuity considerations                        $1,705,802       $ 1,676,491     $    319,552
Other policy proceeds and considerations                            -           278,093          212,546
Allowances and reserve adjustments received on
   reinsurance ceded                                          359,414           443,651        1,861,584
Investment income received                                  1,230,605         1,119,095        1,088,846
Other income received                                         420,057         1,851,376          141,247
Life and accident and health claims paid                     (612,487)         (665,369)        (266,727)
Surrender benefits and other fund withdrawals paid
                                                           (1,343,332)       (1,137,020)        (695,777)
Annuity and other benefits paid                              (760,578)         (653,975)        (962,151)
Commissions, other expenses and taxes paid
                                                             (856,560)       (1,083,271)      (1,027,317)
Dividends paid to policyholders                                (9,189)           (9,820)          (9,136)
Federal income taxes received (paid)                         (165,655)          208,049         (146,945)
Reinsurance reserve transfers and other                    (1,067,197)         (546,720)        (618,898)
                                                     ------------------------------------------------------
Net cash provided by (used in) operating activities
                                                           (1,099,120)        1,480,580         (103,176)

Investing activities
Proceeds from investments sold, matured or repaid:
     Bonds                                                  8,563,654         5,872,493        2,993,985
     Stocks                                                   443,059         2,122,089          220,666
     Mortgage loans                                           117,761            15,173           11,248
     Real estate                                                4,938                 -            3,050
     Other invested assets                                     25,831             6,394              200
     Miscellaneous proceeds                                    84,864             1,079              407
                                                     ------------------------------------------------------
Total investment proceeds                                   9,240,107         8,017,228        3,229,556
Income taxes paid on net realized capital gains               (61,074)         (178,914)               -
                                                     ------------------------------------------------------
Net proceeds from sales, maturities, or repayments
   of investments                                           9,179,033         7,838,314        3,229,556




                 Transamerica Occidental Life Insurance Company

                                         Statements of Cash Flow - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
Cost of investments acquired:
   Bonds                                                  $(8,111,235)      $(7,506,987)     $(3,656,035)
   Stocks                                                    (434,984)       (1,273,183)        (611,404)
   Mortgage loans                                            (667,399)         (771,604)          (9,800)
   Real estate                                                   (370)           (1,287)          (5,064)
   Other invested assets                                     (398,649)         (132,908)         (35,204)
   Miscellaneous applications                                 (40,278)           (1,242)         (93,194)
                                                     ------------------------------------------------------
Total cost of investments acquired                         (9,652,915)       (9,687,211)      (4,410,701)
Net decrease (increase) in policy loans                         6,543            (8,315)           1,094
                                                     ------------------------------------------------------
Net cost of investments acquired                           (9,646,372)       (9,695,526)      (4,409,607)
                                                     ------------------------------------------------------
Net cash used in investing activities                        (467,339)       (1,857,212)      (1,180,051)

Financing and miscellaneous activities Other cash provided:
   Capital and surplus paid-in                                300,000            80,000          137,062
   Deposits on deposit-type contract funds and              3,107,416                 -                -
     other liabilities without life or disability
     contingencies
   Other sources                                            2,227,912         1,971,505          914,148
                                                     ------------------------------------------------------
Total other cash provided                                                     2,051,505        1,051,210

Other cash applied:
   Dividends paid to stockholder                                    -          (135,000)         (79,000)
   Withdrawals on deposit-type contract funds
     and other liabilities without life or
     disability contingencies                              (2,720,630)                -                -
   Other applications, net                                 (1,276,007)       (1,571,646)         (70,086)
                                                     ------------------------------------------------------
Total other cash applied                                   (3,996,637)       (1,706,646)        (149,086)
                                                     ------------------------------------------------------
Net cash provided by financing and miscellaneous
   activities                                               1,638,691           344,859          902,124
                                                     ------------------------------------------------------
Net increase (decrease) in cash and short-term
   investments                                                 72,232           (31,773)        (381,103)

Cash and short-term investments:
   Beginning of year                                          100,681           132,454          513,557
                                                     ------------------------------------------------------
   End of year                                            $   172,913      $    100,681     $    132,454
                                                     ======================================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2001


1. Organization and Summary of Significant Accounting Policies

Transamerica Occidental Life Insurance Company (the Company) is a stock life insurance company domiciled in Iowa. The Company is a wholly-owned subsidiary of Transamerica Insurance Corporation, which is an indirect wholly-owned subsidiary of Transamerica Corporation (Transamerica). Transamerica is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. The Company has two wholly-owned insurance subsidiaries:
Transamerica Life Insurance and Annuity Company (TALIAC) and Transamerica Life Insurance Company of New York (TONY). As discussed in Note 14, in 2000, the Company transferred its entire ownership interest in its subsidiary, Transamerica Life Insurance Company of Canada, in the form of a dividend to its parent. Also in 2000, the Company was redomiciled from California to Iowa.

Nature of Business

The Company engages in providing life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and are distributed in 49 states.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)




1. Organization and Summary of Significant Accounting Policies (continued)

   Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

   Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder's equity rather than to income as required under GAAP.

   Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of an other-than-temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Separate Accounts With Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

   Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received for and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Effective January 1, 2001, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Under GAAP, states taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

   Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Investments

Investments in bonds [except those to which the Securities Valuation Office
(SVO) of the NAIC has ascribed a value], mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies are carried at market value. Common stock of the Company's affiliated insurance subsidiaries are recorded at the equity in statutory-basis net assets. Real estate is reported at cost less allowances for depreciation. Depreciation of real estate is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships, which are recorded at equity in underlying net assets, and derivative financial instruments, which are valued in accordance with the NAIC Accounting Practices and Procedures Manual and Practices and Procedures Manual of the SVO. All derivative instruments are used for hedging purposes and valued on a basis consistent with the hedged item.

The Company uses swaps, interest rate caps and floors, options, swaptions and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis as the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreements is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged item.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 2001, 2000, and 1999, the Company excluded investment income due and accrued of $9,659, $1,518, and $-0-, respectively, with respect to such practices.

Premiums

Subsequent to January 1, 2001, revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 9.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to
12.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GIC)s and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50 "Classifications and Definitions of Insurance or Managed Care Contracts In Force." These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency, and are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease directly to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $191,967, $350,784, and $255,210 in 2001, 2000, and 1999, respectively.

Other Income

Other income consists primarily of profit sharing on reinsurance ceded and reserve adjustments on ceded modified coinsurance transactions.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Prior Year Adjustments

Prior year adjustments charged directly to surplus in 2001 relate to various suspense account adjustments of $3,410. These adjustments were made to balances in existence at December 31, 2000 and this write off has been treated as a correction of an error.

Prior year adjustments charged directly to surplus in 2000 relate to expenses incurred for sales practices litigation of $8,199, the write off of software of $30,043 and suspense adjustments of $5,466. There was no overall impact to surplus resulting from the software write off as this item was previously nonadmitted.

Prior year adjustments charged directly to surplus in 1999 relate primarily to expenses incurred for sales practices litigation of $7,710 and a suspense asset adjustment of $7,000.

Reclassifications

Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation.

2. Accounting Changes

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Iowa. Effective January 1, 2001, the State of Iowa required that insurance companies domiciled in the State of Iowa prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Iowa Commissioner of Insurance.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus, of $59,703 as of January 1, 2001. This amount was made up by the establishment of deferred income tax assets of $58,009 and investment adjustments that increased surplus by $12,724, offset by the establishment of a guaranty fund accrual of $4,317 and the establishment of a vacation accrual amount of $6,713.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Investment securities: Fair values for fixed maturity securities (including preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, other than affiliated entities, are based on quoted market prices.

   Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

   Interest rate floors, caps, swaps, and swaptions and currency swaps:
   Estimated fair value of interest rate floors and caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate swaps and swaptions and currency swaps, are based upon the pricing differential for similar swap agreements. The carrying value of these items is included with other invested assets on the balance sheet.

   Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

   Net short-term notes receivable from affiliates: The fair value for net short-term notes receivable from affiliates approximate their carrying value.

   Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.


The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                    December 31
                                                      2001                              2000
                                         -------------------------------- ---------------------------------
                                             Carrying         Fair            Carrying          Fair
                                              Amount          Value            Amount          Value
                                         -------------------------------- ---------------------------------
   Admitted assets
   Bonds                                     $13,994,027     $14,318,212      $14,404,438    $14,562,288
   Preferred stocks other than                    71,829          71,781           77,603         78,621
     affiliates
   Common stocks other than affiliates           421,560         421,560          600,594        600,594
   Mortgage loans on real estate               1,691,144       1,725,209        1,140,481      1,170,426
   Policy loans                                  411,306         411,306          417,849        417,849
   Floors, caps, options and swaptions            20,460          23,573           47,543        109,800
   Interest rate and currency swaps               19,037          (9,528)          10,994         11,367
   Cash and short-term investments               172,913         172,913          100,681        100,681
   Net short-term notes receivable from
     affiliates                                  114,795         114,795           23,702         23,702
   Separate account assets                     4,124,050       4,124,050        4,191,889      4,191,889

   Liabilities
   Investment contract liabilities             7,129,511       7,023,710        7,275,853      7,187,031
   Separate account annuity liabilities        3,950,263       4,022,537        3,919,092      4,022,404

4. Investments

The Company's investment in common stocks of its wholly-owned subsidiaries, based on the statutory capital and surplus of the subsidiaries, is summarized as follows:

                                                                                         Carrying Amount
                                                                             Cost
                                                                       ------------------------------------
   December 31, 2001
   TALIAC                                                                     $298,418         $931,476
   TONY                                                                         98,600           32,606
   Other                                                                        18,330                -
                                                                       ------------------------------------
                                                                       ------------------------------------
                                                                              $415,348         $964,082
                                                                       ====================================




4. Investments (continued)

                                                                                         Carrying Amount
                                                                             Cost
                                                                       ------------------------------------
   December 31, 2000
   TALIAC                                                                     $238,418         $823,859
   TONY                                                                         83,600           25,470
   Other                                                                        13,230              174
                                                                       ------------------------------------
                                                                       ------------------------------------
                                                                              $335,248         $849,503
                                                                       ====================================

Certain statutory basis financial information with respect to TALIAC and TONY, the Company's wholly-owned insurance subsidiaries, is as follows:

                                                                                   December 31
                                                                             2001              2000
                                                                       ------------------------------------
                                                                       ------------------------------------
   Summary statutory-basis balance sheets
   Cash and investments                                                      $17,439,047      $15,244,044
   Other assets                                                                6,257,332        6,492,031
                                                                       ------------------------------------
   Total assets                                                               23,696,379       21,736,075

   Aggregate reserves                                                         13,332,009       11,067,366
   Other liabilities                                                           9,400,288        9,819,380
                                                                       ------------------------------------
   Total liabilities                                                          22,732,297       20,886,746
                                                                       ------------------------------------
   Total capital and surplus                                               $     964,082    $     849,329
                                                                       ====================================


                                                                        Year Ended December 31
                                                                  2001           2000           1999
                                                             ----------------------------------------------
                                                             ----------------------------------------------
   Summary statutory-basis statements of income
   Revenues                                                      $6,606,843        $7,429,428     $7,509,559
   Expenses and taxes                                             6,683,417         7,342,603      7,453,829
                                                             ----------------------------------------------
                                                             ----------------------------------------------
   Net income                                                         $   )                 $              $
                                                             ==============================================



The carrying value and estimated fair value of investments in bonds and preferred stock were as follows:
                                                                   Gross          Gross        Estimated
                                                  Carrying       Unrealized     Unrealized       Fair
                                                   Value           Gains          Losses         Value
                                              --------------------------------------------------------------
   December 31, 2001
   United States Government and agencies       $     589,852     $    5,275    $       339   $     594,788
   State, municipal and other government             241,086         21,819            840         262,065
   Public utilities                                1,277,568         51,514         21,107       1,307,975
   Industrial and miscellaneous                    8,779,383        437,071        158,900       9,057,554
   Mortgage and other asset- backed                3,106,138         61,561         71,869       3,095,830
     securities
                                              --------------------------------------------------------------
                                                  13,994,027        577,240        253,055      14,318,212

   Preferred stocks                                   71,829          1,281          1,329          71,781
                                              --------------------------------------------------------------
                                              --------------------------------------------------------------
                                                 $14,065,856       $578,521       $254,384     $14,389,993
                                              ==============================================================

   December 31, 2000
   United States Government and agencies       $     722,783     $    8,263    $       959   $     730,087
   State, municipal and other government             344,859         53,300            669         397,490
   Public utilities                                1,453,514         56,108         28,252       1,481,370
   Industrial and miscellaneous                    9,255,458        296,606        285,486       9,266,578
   Mortgage and other asset- backed                2,627,824         77,521         18,582       2,686,763
     securities
                                              --------------------------------------------------------------
                                              --------------------------------------------------------------
                                                  14,404,438        491,798        333,948      14,562,288

   Preferred stocks                                   77,603          6,622          5,604          78,621
                                              --------------------------------------------------------------
                                              --------------------------------------------------------------
                                                 $14,482,041       $498,420       $339,552     $14,640,909
                                              ==============================================================

The carrying value and estimated fair value of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                            Estimated
                                                                           Carrying            Fair
                                                                            Amount            Value
                                                                       ------------------------------------

   Due in one year or less                                                $     349,953    $     357,115
   Due after one year through five years                                      2,601,682        2,681,159
   Due after five years through ten years                                     2,361,549        2,431,912
   Due after ten years                                                        5,574,705        5,752,196
   Mortgage and other asset-backed securities                                 3,106,138        3,095,830
                                                                       ------------------------------------
                                                                            $13,994,027      $14,318,212
                                                                       ====================================


A detail of net investment income is presented below:

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------

   Interest on bonds and preferred stocks                  $1,090,350        $1,068,590      $   994,418
   Dividends from common stocks                                 2,390             5,332           53,192
   Interest on mortgage loans                                 106,538            49,068           28,314
   Rental income on real estate                                25,496            30,180           28,008
   Interest on policy loans                                    28,095            22,994           27,086
   Cash and short-term investments                              9,982             5,938           10,526
   Other investment income                                      2,622            18,427           16,343
                                                     ------------------------------------------------------
                                                            1,265,473         1,200,529        1,157,887
   Less investment expenses                                   (70,806)          (92,315)         (32,845)
                                                     ------------------------------------------------------
   Net investment income                                   $1,194,667        $1,108,214       $1,125,042
                                                     ======================================================

Proceeds from sales and maturities of bonds and related gross realized capital gains and losses were as follows:

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------

   Proceeds                                                $8,563,654        $5,872,493       $2,993,985
                                                     ======================================================
                                                     ======================================================

   Gross realized gains                                   $   221,180      $     94,531     $     46,135
   Gross realized losses                                     (200,610)         (157,019)         (43,142)
                                                     ------------------------------------------------------
   Net realized capital gains (losses)                   $     20,570      $    (62,488)   $       2,993
                                                     ======================================================

Gross realized losses in 2001 include $94,439 that relates to losses recognized on other than temporary declines in market values of debt securities.

At December 31, 2001, investments with an aggregate carrying value of $4,165 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.


Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                           Realized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

   Bonds                                                  $  20,570         $ (62,488)       $  2,993
   Preferred stocks                                          (9,175)            6,124          (6,085)
   Common stocks                                             19,878           499,621          41,011
   Derivatives                                               90,144              (103)        (92,870)
   Gain from transfer of Taiwan branch (Note 15)             75,125                 -               -
   Other                                                      5,847           (16,983)          2,470
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                            202,389           426,171         (52,481)

   Federal income tax effect                               (114,082)         (178,914)         71,941
   Transfer from (to) interest maintenance reserve          (74,697)           44,940          (1,945)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net realized capital gains on investments              $  13,610          $292,197         $17,515
                                                     ======================================================

The derivative loss of $92,870 in 1999 primarily resulted from the net pretax loss incurred on an ineffective equity collar hedge (see Note 11).

                                                                     Change in Unrealized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------

   Bonds                                               $      5,670        $  (10,264)     $   (5,756)
   Preferred stocks                                           2,346            (4,499)          2,271
   Common stocks                                            (75,874)         (512,790)        125,177
   Mortgage loans                                             1,745            (1,791)              -
   Derivatives                                              (36,737)            1,342               -
   Other invested assets                                     (7,931)             (750)         (2,272)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Change in unrealized capital gains                     $(110,781)        $(528,752)       $119,420
                                                     ======================================================




Gross unrealized gains and gross unrealized losses on common stock of unaffiliated entities are as follows:

                                                                                   December 31
                                                                             2001              2000
                                                                       ------------------------------------
                                                                       ------------------------------------

   Unrealized gains                                                           $40,756         $172,202
   Unrealized losses                                                          (30,389)         (51,482)
                                                                       ------------------------------------
                                                                       ------------------------------------
   Net unrealized gains                                                       $10,367         $120,720
                                                                       ====================================

During 2001, the Company issued mortgage loans with interest rates ranging from 3.90% to 8.72%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 89%. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2001 and 2000, the Company held a mortgage loan loss reserve in the AVR of $12,167 and $6,792, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:


                Geographic Distribution                            Property Type Distribution
   --------------------------------------------------- ----------------------------------------------------
   --------------------------------------------------- ----------------------------------------------------
                                      December 31                                          December 31
                                     2001     2000                                       2001      2000
                                  --------------------                                 --------------------

   Pacific                           29%       35%     Office                             36%      38%
   South Atlantic                    25        24      Apartment                          19       18
   Middle Atlantic                   10        11      Retail                             19       18
   W. South Central                   9         5      Industrial                         17        9
   W. North Central                   8         5      Other                               9       17
   Mountain                           7         7
   E. North Central                   7         5
   New England                        3         5
   E. South Central                   2         3

The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the cash flows from the Company's interest-earning assets and the cash flows related to its liabilities. In the normal course of its operations, the Company hedges some of its interest rate risk with derivative financial instruments. These derivatives comprise primarily interest rate swap agreements, interest rate floor agreements, foreign currency swap agreements, call option agreements, S&P 500 call option agreements, and options to enter into interest rate swap agreements (swaptions). The Company does not use derivatives financial instruments for trading or speculative purposes, nor is the Company a party to any leveraged derivative contracts.

Interest swap agreements are intended to help the Company more closely match the cash flows received from its assets to the payments on its liabilities. The Company's interest rate swap agreements generally provide that one party pays interest at a floating rate in relation to movements in an underlying index and the other party pays interest at a fixed rate. Generally, no cash is exchanged at the outset of the contract, and no principal payments are made by either party. A single net payment is made usually by one counterparty at each settlement date. Interest rate swaps that terminate prior to maturity are generally settled for the fair value of the swap on the termination date.

Interest rate floor agreements purchased by the Company provide for the receipt of payments in the event interest rates fall below specified levels. Interest rate floors are intended to mitigate the Company's risk of reinvesting the cash flow it receives from calls, mortgage prepayments, and redemptions on its investment portfolio at lower interest rates. A single premium payment is made by the Company at the beginning of the contract. Once the interest rate floor becomes effective, if the actual rate moves below the agreed upon floor rate, the Company receives payment equal to the difference between the actual rate and the floor rate times the notional amount of the agreement.

The Company purchases swaptions to help manage the risk of interest rate fluctuations by providing an option to enter into an interest rate swap in the event of unfavorable interest rate movements. A single premium payment is made by the purchaser at the beginning of the contract. Once the option is exercised, the parties enter into an interest rate swap agreement.

The Company may issue foreign denominated assets or liabilities. Cross currency swaps are utilized to convert the asset or liability to a U.S. denominated security. A cash payment is often exchanged at the outset of the swap contract that represents the present value of cash flows of the instrument. This may result because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged each due date as well as at the end of the contract. Each asset or liability is hedged individually and terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at book value. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in the IMR or AVR if the underlying instrument receives that treatment.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another based upon an underlying notional amount. Generally, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. These swaps meet hedge accounting rules and are not marked to their current market value in the financial statements. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses are recognized in the financial statements when incurred.

The Company issues products which provide the customer a return based on the S&P 500 Index. The Company uses S&P 500 futures contracts and/or S&P options to hedge the option risk associated with the products. These programs require a Black-Scholes formula to be used to calculate the delta of the liability option and the delta of the futures contracts and options; the difference between the deltas must be within a specified tolerance. Futures are marked to market on a daily basis and a cash payment is made/received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company has credit risk exposure to the extent that a counterparty fails to make payment on its obligation. While the Company is exposed to credit risk in the event of nonperformance by the other party, nonperformance is not anticipated due to the credit rating of the counterparties. At December 31, 2001, all of the Company's derivative financial instruments were with financial institutions rated A or better by one or more of the major credit rating agencies.

Market risk is the risk the Company faces from a change in the market value of a derivative instrument. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk). The Company mitigates this risk by actively measuring and monitoring correlation and taking corrective action as necessary.

At December 31, 2001 and 2000, the Company's outstanding financial instruments with on and off balance sheet risks, shown in notional amounts are summarized as follows:


                                                                                 Notional Amount
                                                                       ------------------------------------
                                                                             2001              2000
                                                                       ------------------------------------
   Derivative securities Interest rate and currency swaps:
     Receive float-pay float                                               $     68,979     $     15,833
     Receive fixed-pay float                                                  1,462,521        3,342,842
     Receive float-pay fixed                                                  1,237,938          700,742

   Interest rate floor agreements                                               508,348          500,445
   Swaptions                                                                    850,000        6,500,000
   Call options                                                                  31,399           32,199

5. Reinsurance

The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. These reinsured risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.


Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                           Ceded/Retroceded to           Assumed from
                                       -------------------------------------------------------
                                       -------------------------------------------------------
                             Direct     Affiliated   Unaffiliated   Affiliated  Unaffiliated      Net
                             Amount      Companies    Companies     Companies     Companies     Amount
                          ---------------------------------------------------------------------------------
   Year ended
     December 31, 2001:
       Premium revenue     $  2,226,471 $   262,322    $1,220,411    $248,816    $   743,637    $1,736,191
                          =================================================================================
                          =================================================================================

   At December 31, 2001:
     Reserves for future
       policy benefits      $13,376,871  $3,095,365    $3,565,994    $591,624     $1,852,458    $9,159,594
     Policy and contract
       claims payable           232,878      23,654       532,401       4,612        456,075       137,510
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $13,609,749  $3,119,019    $4,098,395    $596,236     $2,308,533    $9,297,104
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 2000:
       Premium revenue     $  2,623,910 $   199,290    $1,574,257    $359,387     $1,359,070    $2,568,820
                          =================================================================================
                          =================================================================================

   At December 31, 2000:
     Reserves for future
       policy benefits      $13,558,393  $3,402,793    $3,590,670    $524,069     $2,355,940    $9,444,939
     Policy and contract
       claims payable           289,280      34,769       267,285       4,844        402,406       394,476
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $13,847,673  $3,437,562    $3,857,955    $528,913     $2,758,346    $9,839,415
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 1999:
       Premium revenue     $  2,281,775 $   112,947    $2,274,338    $157,197     $1,880,044    $1,931,731
                          =================================================================================
                          =================================================================================

   At December 31, 1999:
     Reserves for future
       policy benefits      $14,241,446  $4,124,327    $3,056,908    $233,126     $2,401,859    $9,695,196
     Policy and contract
       claims payable           127,030      40,341       137,047       1,824        345,323       296,789
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $14,368,476  $4,164,668    $3,193,955    $234,950     $2,747,182    $9,991,985
                          =================================================================================


During 2001, the Company novated certain traditional life insurance contracts to AUSA Life Insurance Company, Inc. (AUSA), an affiliate, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by AUSA will be passed through to the Company as an experience rated refund. The Company recorded a deferred liability of $14,281 as a result of this transaction. The accretion of the deferred liability for 2001 was $1,428.

In 2000, the Company entered into a reinsurance transaction with two affiliated companies in which the Company assumed certain structured settlement liabilities on a funds withheld basis. As a result, the Company has recorded a related asset of $562,853 at December 31, 2001 and $262,448 at December 31, 2000.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis. The Company holds collateral from this affiliate in the form of letters of credit of $107,803, covering this reinsurance agreement and others.

6. Income Taxes

The components of the Company's net deferred income tax assets are comprised of the following:

                                                                       December 31, 2001 January 1, 2001
                                                                       ------------------------------------
                                                                       ------------------------------------

   Gross deferred income tax assets                                          $419,734         $434,058
   Gross deferred income tax liabilities                                       83,709          158,633
   Deferred income tax assets nonadmitted                                     230,955          217,415
                                                                       ------------------------------------
                                                                       ------------------------------------
   Net admitted deferred income tax asset                                    $105,070      $    58,010
                                                                       ====================================

The main components of deferred income tax amounts, as well as the net change for the year ended December 31, 2001, are as follows:

                                                     December 31, 2001  January 1, 2001     Net Change
                                                     ------------------------------------------------------
                                                     -------------------
   Deferred income tax assets:
     Nonadmitted assets                                 $    10,312       $    18,412      $    (8,100)
     Depreciable personal property                            4,986               883            4,103
     Policyholder dividend                                    4,818             4,833              (15)
     Provision for contingent experience rated               10,979            10,934               45
       refund
     Tax basis deferred acquisitions costs                  137,730           145,515           (7,785)
     Reserves                                               177,081           235,575          (58,494)
     Unrealized capital losses                               53,850                 -           53,850
     Other                                                   19,978            17,906            2,072
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Deferred income tax assets                              $419,734          $434,058         $(14,324)
                                                     ======================================================
                                                     ======================================================

   Deferred income tax assets nonadmitted                  $230,955          $217,415      $    13,540
                                                     ======================================================
                                                     ======================================================

   Deferred income tax liabilities:
     Partnerships                                        $    6,073       $     5,907      $       166
     Agent deferred compensation                             20,243            25,919           (5,676)
     Real estate                                              1,543             3,276           (1,733)
   ss.807(f) liabilities                                      2,807             2,992             (185)
     Separate account seed money                              5,705                 -            5,705
     Software/system development cost                         6,094            16,669          (10,575)
     Unrealized capital gains (losses)                       39,006           103,469          (64,463)
     Other                                                    2,238               401            1,837
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Total deferred income tax liabilities                $    83,709          $158,633         $(74,924)
                                                     ======================================================





6. Income Taxes (continued)

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains on investments for the following reasons:

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
   Income tax expense (benefit) computed at the           $ 12,813           $(29,629)        $61,196
     federal statutory rate (35%)
       Agent deferred compensation                           5,676                  -               -
       Deferred acquisition costs - tax basis               (7,785)             6,082          13,326
       Dividends received deduction                         (2,266)            (1,420)        (17,500)
       IMR amortization                                       (220)               826               -
       Investment income items                              (4,688)                 -          (2,399)
       Prior year under accrual                             49,533             46,125          24,640
       Reinsurance adjustments                               6,093                  -         (14,442)
       Tax credits                                         (31,301)           (27,111)        (16,000)
       Tax reserve valuation                               (46,303)            11,844          (1,153)
       All other adjustments                                 6,873               (565)        (17,338)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Federal income tax expense (benefit)                   $(11,575)         $   6,152         $30,330
                                                     ======================================================

For federal income tax purposes, the Company joins in a consolidated income tax return filing with other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Prior to July 21, 1999, Transamerica Occidental Life Insurance Company and includible subsidiaries were included in a life/nonlife consolidation with Transamerica Corporation.

The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1995. The examination fieldwork for 1996 and 1997 has been completed and a petition has been filed in the tax court. An examination is underway for 1998 and for the period from January 1 through July 21, 1999 (short tax period).

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($117,701 at December 31, 2001). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $41,195.

7. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                                     December 31
                                                         2001                            2000
                                            ------------------------------- -------------------------------
                                                Amount         Percent          Amount         Percent
                                            ------------------------------- -------------------------------
   Subject to discretionary withdrawal with adjustment:
       With market value adjustment           $  2,901,417        16%        $     994,166         7%
       At book value less surrender charge         472,377         3               537,251         4
       At market value                           2,702,165        15             3,367,374        26
   Subject to discretionary withdrawal
     without adjustment                          1,039,197         6             1,419,091        11
   Not subject to discretionary withdrawal
     provision                                  10,497,679        60             6,760,644        52
                                            ----------------                ----------------
                                                           ----------------                ----------------
   Total annuity reserves and deposit
     liabilities                                17,612,835       100%           13,078,526       100%
                                                           ================                ================
   Less reinsurance ceded                       (5,065,994)                     (5,209,341)
                                            ----------------
                                                                            ----------------
   Net annuity reserves and deposit
     liabilities                               $12,546,841                    $  7,869,185
                                            ================                ================

Funding agreements are included in the above table for December 31, 2001 but not included for December 31, 2000.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Information regarding the separate accounts of the Company is as follows:

              Guaranteed Nonindexed Nonindexed Nonguaranteed Total
                                     Indexed      Guaranteed    Guaranteed      Separate
                           Less Than 4% More Accounts
                                     Than 4%
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
   Premiums, deposits and other   $         -       $478,757      $555,299     $   190,187    $1,224,243
     considerations for the year
     ended December 31, 2001
                                  =========================================================================
                                  =========================================================================

   For accounts with assets at        $11,151       $472,869      $777,765      $2,660,485    $3,922,270
     market value as of
     December 31, 2001
                                  =========================================================================

   Reserves by withdrawal characteristics as of December 31, 2001:
       At market value            $         -   $           - $           -     $2,613,016    $2,613,016
       Not subject to                  11,151        472,869       777,765          47,469     1,309,254
         discretionary withdrawal
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                      $11,151       $472,869      $777,765      $2,660,485    $3,922,270
                                  =========================================================================
                                  =========================================================================

   Premiums, deposits and other   $         -   $           - $           -    $   349,535   $   349,535
     considerations for the year
     ended December 31, 2000
                                  =========================================================================
                                  =========================================================================

   Reserves for separate              $17,528   $           -     $754,619      $3,188,901    $3,961,048
     accounts as of December 31,
     2000
                                  =========================================================================

   Reserves by withdrawal characteristics as of December 31, 2000:
       At market value            $         -   $           - $           -     $3,188,901    $3,188,901
       Not subject to                  17,528              -       754,619               -       772,147
         discretionary withdrawal
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                      $17,528   $           -     $754,619      $3,188,901    $3,961,048
                                  =========================================================================

Comparative information for 1999 is not available.

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
   Transfer as reported in the summary of operations of the separate accounts statement:
       Transfers to separate accounts                       $191,967         $350,784         $255,210
       Transfers from separate accounts                      230,254          181,133          217,729
                                                     ------------------------------------------------------
   Net transfers to separate accounts                        (38,287)         169,651           37,481
   Other reconciling adjustments                              (4,328)           5,699           13,091
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net transfers as reported in the statements             $ (42,615)        $175,350        $  50,572
     of operations
                                                     ======================================================


At December 31, 2001, the Company had variable annuities with guaranteed benefits as follows:

              Benefit and                        Subjected                          Amount of
             Type of Risk                      Account Value                      Reserve Held
   --------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------

   Guaranteed minimum income benefit            $71,147                             $315

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2001 and 2000, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:



                                                           Gross            Loading            Net
                                                     ------------------------------------------------------
   December 31, 2001 Life and annuity:
     Ordinary first-year business                         $  78,769          $13,701          $  65,068
     Ordinary renewal business                              280,273           16,335            263,938
     Group life direct business                               4,058                -              4,058
     Reinsurance ceded                                     (104,839)               -           (104,839)
                                                     ------------------------------------------------------
                                                            258,261           30,036            228,225
   Accident and health                                       15,179                -             15,179
                                                     ------------------------------------------------------
                                                           $273,440          $30,036           $243,404
                                                     ======================================================

   December 31, 2000 Life and annuity:
     Ordinary first-year business                         $  30,778          $17,890          $  12,888
     Ordinary renewal business                              411,229           17,145            394,084
     Group life direct business                               4,968                -              4,968
     Reinsurance ceded                                     (212,969)               -           (212,969)
                                                     ------------------------------------------------------
                                                            234,006           35,035            198,971
   Accident and health                                       16,344                -             16,344
                                                     ------------------------------------------------------
                                                           $250,350          $35,035           $215,315
                                                     ======================================================

At December 31, 2001 and 2000, the Company had insurance in force aggregating $38,795,528 and $12,725,579, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $53,483 and $125,826 to cover these deficiencies at December 31, 2001 and 2000, respectively.

8. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2002, without the prior approval of insurance regulatory authorities, is $203,193.

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 2001, the Company meets the RBC requirements.

9. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2001, the Company sold $55,838 of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

10. Pension Plan and Other Postretirement Benefits

Beginning in 2001, the Company's employees participate in a qualified benefit plan sponsored by AEGON USA, Inc. (AEGON), an affiliate. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $3,515 for the year ended December 31, 2001. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Prior to 2001, substantially all employees were covered by noncontributory defined plans sponsored by the Company and Transamerica. The Company's total pension costs were approximately $1,100 and $800 for the years ended December 31, 2000, and 1999, respectively.

In addition to pension benefits, in 2001 the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed

$496 for the year ended December 31, 2001. Prior to 2001, the Company participated in various contributory defined benefit programs sponsored by Transamerica that provided medical and certain other benefits to eligible retirees. Postretirement benefit costs charged to income was approximately $3,000 for each of the years ended December 31, 2000 and 1999.

11. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

Beginning in 2000, the Company receives data processing, investment advisory and management, marketing and administration services from affiliates. During 2001 and 2000, the Company paid $31,310 and $21,323, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate.

The Company received capital contributions of $300,000, $80,000 and $137,062 from its parent in 2001, 2000 and 1999, respectively.

At December 31, 2001, the Company has short-term notes receivable from affiliates of $114,795. At December 31, 2000, the Company has short-term notes receivable from affiliates of $155,000 and short-term notes payable to affiliates of $131,298. Interest on these accrue at the thirty-day commercial paper rate at the time of issuance.

In March 1999, the Company entered into an equity collar (which expired December 17, 1999), with an unrelated party to hedge the price fluctuations of their unaffiliated equity securities portfolio. In addition, Transamerica Corporation agreed to protect the Company from any ineffectiveness in the hedge that would expose the Company to loss net of tax benefit. As a result of the ineffectiveness of the collar with the unrelated party and the payment that the Company was required to make upon settlement, Transamerica Corporation made a payment of approximately $172,000 to the Company in December 1999.

12. Commitments and Contingencies

The Company is a defendant in various legal actions arising from its operations. These include legal actions similar to those faced by many other major life insurers which allege damages related to sales practices for universal life policies sold between January 1981 and June 1996. In one such action, the Company and plaintiff's counsel entered into a settlement which was approved on June 26, 1997. The settlement required prompt notification to affected policyholders. Administrative and policy benefit costs associated with the settlement of $8,199, and $7,710 after-tax have been incurred in 2000 and 1999, respectively, and reflected in these statements as prior period adjustments as a direct charge to unassigned surplus. Related costs incurred in 2001 were not significant. Additional costs relating to ancillary litigation are not expected to be material and will be incurred over a period of years. In the opinion of the Company, any ultimate liability which might result from other litigation would not have a materially adverse effect on the combined financial position of the Company or the results of its operations.

The Company has contingent commitments for $108,698 as of December 31, 2001 to provide additional funding for various joint ventures, partnerships, and limited liability companies.

The Company may pledge assets as collateral for transactions involving funding agreements and reverse repurchase agreements. At December 31, 2001, the Company has pledged invested assets with a carrying value and market value of $482,999 and $486,509, respectively in conjunction with these transactions.

At December 31, 2001, the Company had entered into multiple agreements with notional amounts of $504,704 for which it was paid a fee to provide standby letter of credit. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA). Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $5,712 and $335 at December 31, 2001 and 2000, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $197 and $1,247 for the years ended December 31, 2001 and 2000, respectively.

13. Leases

The Company leases office buildings under various noncancelable operating lease agreements. At December 31, 2001, the future minimum aggregate rental commitments are as follows:

   2002                                       $    5,394
   2003                                            5,398
   2004                                            5,467
   2005                                            5,517
   2006                                            5,524
   Thereafter                                     20,207

The Company owns a building that is rented to others. Future minimum lease payments under noncancelable leasing arrangements as of December 31, 2001 are as follows:

   2002                                       $    5,926
   2003                                            4,575
   2004                                            4,744
   2005                                            4,457
   2006                                            4,381
   Thereafter                                     29,349

14. Dividend of Subsidiary to Stockholder

On December 1, 2000, the Company paid a non-cash dividend to its stockholder, Transamerica Insurance Corporation, consisting of 100% of the outstanding common and preferred stock of Transamerica Life Insurance Company of Canada. The dividend of $210,386 represented the Company's statutory-basis carrying value of the stock at the time it was distributed.

15. Taiwan Branch

During 2000, the Company increased its ownership of its Taiwan branch operations to 100% through a buyout of its 60% partner, Pacific Life Insurance Ltd., for a payment of $19,192. A receivable from the partner of $35,510 was also written off in conjunction with the buy-out. Additional costs of $17,100 were incurred as a result of the scheduled termination of reinsurance treaties with three unaffiliated companies. These items were recorded as a charge to unassigned surplus on a net of tax basis.

During 2001, the Company transferred its entire interest in its Taiwan branch to AEGON N.V. Assets of $96,241 were contributed to AEGON N.V. and liabilities of $162,303 were assumed by AEGON N.V. These assets primarily consisted of invested assets and the liabilities primarily consisted of insurance reserves. In addition, AEGON N.V. also paid cash of $9,063 to the Company. The net impact of $75,125 was recognized as a realized gain.

16. Reconciliation to Insurance Department Annual Statement

The following table reconciles net income and total capital and surplus as reported in the Annual Statement filed with the Insurance Department to the amounts reported in the accompanying financial statements as of and for the year ended December 31, 2000:

                                                                          Net Income    Total Capital and
                                                                                             Surplus
                                                                       ------------------------------------
                                                                       ------------------------------------

   Amounts reported in Annual Statement                                      $251,510        $1,594,585
   Adjustments related to reinsurance treaties                                (97,108)          (97,108)
   Adjustments to policy and contract claim reserves                           20,000            20,000
   Tax effect of adjustments                                                   26,988            26,988
                                                                       ------------------------------------
                                                                       ------------------------------------
   Amounts reported herein                                                   $201,390        $1,544,465
                                                                       ====================================

There were no such reconciliation items as of and for the year ended December 31, 2001.

0110-0237858

















                                 Statutory-Basis
                          Financial Statement Schedules

                 Transamerica Occidental Life Insurance Company

       Summary of Investments - Other Than Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2001

Schedule I
                                                                                        Amount at Which
                                                                                             Shown
                                                                         Market              in the
Type of Investment                                  Cost (1)             Value           Balance Sheet
-----------------------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
   United States government and government
     agencies and authorities
                                                   $     631,453      $     638,177       $     631,453
   States, municipalities and political
     subdivisions                                        464,209            491,683             464,209
   Foreign governments                                   103,840            109,718             103,840
   Public utilities                                    1,277,568          1,307,975           1,277,568
   All other corporate bonds                          11,516,957         11,770,659          11,516,957
Preferred stock                                           71,829             71,781              71,829
                                               ------------------------------------------------------------
Total fixed maturities                                14,065,856         14,389,993          14,065,856

Equity securities
Common stocks:
   Banks, trust and insurance                             58,376             51,360              51,360
   Industrial, miscellaneous and all other
                                                         352,817            370,200             370,200
                                               ------------------------------------------------------------
                                               ------------------------------------------------------------
Total equity securities                                  411,193            421,560             421,560

Mortgage loans on real estate                          1,691,144                              1,691,144
Real estate                                               85,496                                 85,496
Policy loans                                             411,306                                411,306
Other long-term investments                              601,144                                601,144
Cash and short-term investments                          172,913                                172,913
                                               --------------------                   ---------------------
Total investments                                    $17,439,052                            $17,449,419
                                               ====================                   =====================

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

                 Transamerica Occidental Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

                                December 31, 2001

Schedule III


                                           Future Policy                 Policy and                       Net
                                           Benefits and     Unearned      Contract       Premium      Investment
                                             Expenses       Premiums    Liabilities      Revenue        Income*
                                          -------------------------------------------------------------------------
Year ended December 31, 2001
Individual life                              $5,327,935  $         -        $200,565     $1,153,081   $   333,597
Individual health                                16,832       33,833          13,788         60,607        12,916
Group life and health                            22,853        2,279         108,833         29,558           708
Annuity                                       3,755,862            -        (185,676)       492,945       847,446
                                          -------------------------------------------------------------------------
                                          -------------------------------------------------------------------------
                                             $9,123,482      $36,112        $137,510     $1,736,191    $1,194,667
                                          =========================================================================
                                          =========================================================================

Year ended December 31, 2000
Individual life                              $5,330,707  $         -        $304,132     $1,241,149   $   447,840
Individual health                                39,295       48,256          16,298         43,836         8,517
Group life and health                            15,770        8,580          53,306        103,920        11,522
Annuity                                       4,002,331            -          20,740      1,179,915       640,335
                                          -------------------------------------------------------------------------
                                          -------------------------------------------------------------------------
                                             $9,388,103      $56,836        $394,476     $2,568,820    $1,108,214
                                          =========================================================================
                                          =========================================================================

Year ended December 31, 1999
Individual life                              $4,988,602  $         -        $240,452    $   894,532   $   405,705
Individual health                                42,065       28,046          33,481        (10,184)        2,770
Group life and health                            31,586        2,616          32,963        158,775        10,967
Annuity                                       4,602,281            -         (10,107)       888,608       705,600
                                          -------------------------------------------------------------------------
                                          -------------------------------------------------------------------------
                                             $9,664,534      $30,662        $296,789     $1,931,731    $1,125,042
                                          =========================================================================








Schedule III
                                            Benefits,
                                             Claims
                                           Losses and       Other
                                           Settlement     Operating      Premiums
                                            Expenses      Expenses*       Written
                                          --------------------------------------------
Year ended December 31, 2001
Individual life                              $1,067,494   $   579,700
Individual health                               (46,229)       46,837    $103,036
Group life and health                           175,474        41,039      30,958
Annuity                                       1,535,867       103,463
                                          -----------------------------
                                          -----------------------------
                                             $2,732,606             $
                                          =============================
                                          =============================

Year ended December 31, 2000
Individual life                              $1,245,378   $   919,647
Individual health                                84,424        89,362     $91,282
Group life and health                           (55,633)      114,131      49,345
Annuity                                       1,665,463       117,744
                                          -----------------------------
                                          -----------------------------
                                             $2,939,632    $1,240,884
                                          =============================
                                          =============================

Year ended December 31, 1999
Individual life                             $   909,143   $   692,956
Individual health                               (33,811)       35,665     $80,328
Group life and health                           134,414       124,689      65,217
Annuity                                       1,283,024       696,404
                                          -----------------------------
                                          -----------------------------
                                             $2,292,770    $1,549,714
                                          =============================







*Allocations of net investment income and other operating expenses are based on a number of assumptions of estimates, and the results would change if different methods were applied.

                 Transamerica Occidental Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

                                December 31, 2001

Schedule IV
                                                                       Assumed                        Percentage
                                                       Ceded to          From                         of Amount
                                         Gross          Other           Other            Net           Assumed
                                        Amount        Companies       Companies         Amount          to Net
                                    --------------------------------------------------------------------------------
Year ended December 31, 2001
Life insurance in force                $289,306,065   $310,449,745    $169,770,753    $148,627,073        114%

Premiums:
   Individual life                   $    1,550,693$       893,635 $       496,023  $    1,153,081         43%
   Individual health                        103,036         98,013          55,584          60,607         92%
   Group life and health                     30,958         55,024          53,624          29,558        181%
   Annuity                                  541,784        436,061         387,222         492,945         79%
                                    --------------------------------------------------------------------------------
                                     $    2,226,471 $    1,482,733 $       992,453  $    1,736,191         57%
                                    ================================================================================

Year ended December 31, 2000
Life insurance in force                $277,477,021   $455,425,869    $371,149,739    $193,200,891        192%

Premiums:
   Individual life                   $    1,457,065 $    1,119,760 $       903,844  $    1,241,149         74%
   Individual health                         91,282         95,419          47,973          43,836        109%
   Group life and health                     49,345        124,268         178,843         103,920        172%
   Annuity                                1,026,218        434,100         587,797       1,179,915         49%
                                    --------------------------------------------------------------------------------
                                     $    2,623,910 $    1,773,547  $    1,718,457  $    2,568,820         67%
                                    ================================================================================

Year ended December 31, 1999
Life insurance in force                $210,134,978   $370,217,933    $354,847,683    $194,764,728        182%

Premiums:
   Individual life                   $    1,181,390 $    1,220,329 $       933,471 $       894,532        104%
   Individual health                         80,328         97,296           6,784         (10,184)           -%
   Group life and health                     65,217        247,870         341,428         158,775        215%
   Annuity                                  954,840        821,790         755,558         888,608         85%
                                    --------------------------------------------------------------------------------
                                     $    2,281,775 $    2,387,285  $    2,037,241  $    1,931,731        149%
                                    ================================================================================


               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                                 ANNUAL REPORT

Dear Investor:

FUND PERFORMANCE

As both investors and Americans, we were not sorry to see 2001 come to an end. The Transamerica Occidental's Separate Account Fund B (the "Fund") finished the year down -17.63% compared to the S&P's decline of -11.88%. A weak economy compounded by a severe decline in technology spending and the tragic events of September 11 produced very poor returns in the stock market. Growth funds were hit especially hard.

PORTFOLIO MANAGER COMMENTS

After two straight years of negative stock market returns, one should ask, "What has changed?" It doesn't seem that long ago that the economy was bustling, dot.com companies were going to take over the world, and stock market returns were easy to come by. Much has changed. Dot.com companies, by and large, turned out to be nothing more than an investment banking hoax. Valuations are certainly more reasonable, but are still on the high side of historic ranges as earnings have come down sharply. Finally, significant excess capacity exists in many sectors of the economy as demand has slackened causing deflationary ripples. Sectors like telecommunications, technology, autos, airlines, and energy have been most affected.

What to do? Difficult economic conditions are scary, but they also produce opportunities for companies that know how to take advantage of the environment. We are stressing the following factors as we look forward to a better environment in 2002. First, we want to own companies that possess strong balance sheets and generate excess cash flow or capital. These essential ingredients allow our companies to not only withstand the downturn, but also to make well-timed investments in their business. Second, we want to own companies that are improving their competitive position in the downturn. When the economy recovers, these companies will emerge stronger relative to their competitors and have greater earnings power. Finally, we favor companies whose businesses are growing organically as opposed to acquired growth. Companies that are dependent on the markets to finance acquisitive growth find themselves in a difficult position when the markets are no longer accommodative.

The events of September 11 afforded us the opportunity to make some well-timed investments in high quality companies that declined in price. We initiated new positions in Expeditors International, a fast growing company in transportation logistics, Paychex Corp., a leading payroll processor for small to mid-sized businesses, and finally, Walgreens, the leading retailer in the drugstore industry.

GOING FORWARD

The companies we own possess the above criteria in spades, and we strongly believe that the majority of our businesses will emerge as tougher competitors with enhanced earning power in the economic recovery. All of the businesses outlined above are recognized as leaders in their respective industries.

Thank you for your continued investment in Separate Account Fund B.

                                            /s/ Gary U. Rolle
                                             Gary U. Rolle
                                             President and
                                             Chairman, Board of Managers
                                             Transamerica Occidental's
                                             Separate Account Fund B

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. VALUE WILL FLUCTUATE; CAN LOSE PRINCIPAL.

                       TABLE OF ACCUMULATION UNIT VALUES

                                 Accumulation
        End of Quarter            Unit Value
        --------------           ------------
December, 1991.................    4.908113
March, 1992....................    4.895752
June, 1992.....................    4.798707
September, 1992................    4.981578
December, 1992.................    5.580041
March, 1993....................    5.893141
June, 1993.....................    6.139891
September, 1993................    6.868266
December, 1993.................    6.851062
March, 1994....................    6.629959
June, 1994.....................    6.325672
September, 1994................    6.905430
December, 1994.................    7.364882
March, 1995....................    8.376121
June, 1995.....................    9.806528
September, 1995................   11.275672
December, 1995.................   11.163517
March, 1996....................   11.495829
June, 1996.....................   12.356950
September, 1996................   13.007681
December, 1996.................   14.289273

                                 Accumulation
        End of Quarter            Unit Value
        --------------           ------------
March, 1997....................   14.574090
June, 1997.....................   18.948025
September, 1997................   22.762719
December, 1997.................   20.822981
March, 1998....................   24.769837
June, 1998.....................   26.122076
September, 1998................   24.532238
December, 1998.................   31.039623
March, 1999....................   36.274720
June, 1999.....................   36.182643
September, 1999................   33.766134
December, 1999.................   43.812753
March, 2000....................   49.902772
June, 2000.....................   46.517366
September, 2000................   45.550563
December, 2000.................   38.753772
March, 2001....................   32.935996
June, 2001.....................   34.566512
September, 2001................   27.939022
December, 2001.................   31.800123

The table above covers the period from December, 1991, to December, 2001. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2001

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          BANKING (7.87%)
70,000    Northern Trust Corp..................... $ 4,215,400
60,000    State Street Corp.......................   3,135,000
                                                   -----------
                                                     7,350,400
                                                   -----------
          BASIC INDUSTRY (2.29%)
50,000    Pharmacia Corporation...................   2,132,500
                                                   -----------
          BROKERAGE (3.32%)
200,000   Charles Schwab Corporation..............   3,094,000
                                                   -----------
          COMMUNICATIONS (27.40%)
70,000    Clear Channel Communications*...........   3,563,700
105,000   ComCast Corp............................   3,780,000
85,000    Cox Communications Inc*.................   3,562,350
85,000    Lamar Advertising Co*...................   3,598,900
250,000   Liberty Media Corp*.....................   3,500,000
95,000    Moody's Corporation.....................   3,786,700
75,000    QUALCOMM, Inc.*.........................   3,787,500
     0    Vodafone Group PLC-SP ADR...............           0
                                                   -----------
                                                    25,579,150
                                                   -----------
          CONSUMER CYCLICAL (10.70%)
40,000    Marriott International..................   1,626,000
110,000   Radioshack Corporation..................   3,311,000
120,000   Robert Half Intl Inc*...................   3,204,000
55,000    Walgreen Company........................   1,851,300
                                                   -----------
                                                     9,992,300
                                                   -----------

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          CONSUMER NON CYCLICAL (6.95%)
540,000   Rite Aid Corp*..........................   2,732,400
90,000    Safeway, Inc*...........................   3,757,500
                                                   -----------
                                                     6,489,900
                                                   -----------
          NON-CAPTIVE FINANCE (6.75%)
90,000    MBNA Corp............................... $ 3,168,000
90,000    Paychex Inc.............................   3,136,500
                                                   -----------
                                                     6,304,500
                                                   -----------
          OTHER INDUSTRY (3.97%)
65,000    Expeditors Intl Washington IN...........   3,701,750
                                                   -----------
          TECHNOLOGY (25.30%)
40,000    Applied Materials, Inc*.................   1,604,000
120,000   Concord EFS Inc*........................   3,933,600
100,000   First Data Corp.........................   7,845,000
125,000   Intel Corp..............................   3,931,250
55,000    Microsoft Corp*.........................   3,643,750
70,000    Verisign, Inc*..........................   2,662,800
                                                   -----------
                                                    23,620,400
                                                   -----------
          TRANSPORTATION (3.50%)
60,000    United Parcel Service...................   3,270,000
                                                   -----------
                                                    91,534,900
          TOTAL COMMON STOCK (98.05%).............
                                                   ===========
                                                     1,823,603
          Cash, Cash Equivalents and Receivables
           Less Liabilities (1.95%)...............
                                                   -----------
                                                   $93,358,503
          NET ASSETS (100.00%)....................
                                                   ===========

------------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.

 *  Indicates non-income producing stocks.

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2001

ASSETS:
Investments in common stock -- at market value (cost
  $76,962,080)..............................................    $91,534,900
Cash and cash equivalents...................................      1,882,488
Dividends and interest receivable...........................         42,600
                                                                -----------
     TOTAL ASSETS...........................................     93,459,988
LIABILITIES:
Due to Transamerica Occidental's general account............        101,485
                                                                -----------
NET ASSETS..................................................    $93,358,503
                                                                ===========
Net assets attributed to variable annuity
  contractholders -- 2,935,791 units at $31.800123 per
  unit......................................................    $93,358,503
                                                                ===========

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               Year ended        Year ended
                                                              December 31,      December 31,
                                                                  2001              2000
                                                              ------------      ------------
Net investment loss.........................................  $   (879,229)     $ (1,530,299)
Net realized gain/loss from security transactions...........    (5,598,250)       34,059,581
Net change in unrealized appreciation/depreciation on
  investments...............................................   (15,197,287)      (46,900,631)
                                                              ------------      ------------
Net decrease in net assets resulting from operations........   (21,674,766)      (14,371,349)
Variable annuity deposits (net of sales and administration
  expenses and applicable state premium taxes)..............        48,914            37,060
Payments to Contract Owners:
  Annuity payments..........................................       (31,298)          (94,496)
  Terminations and withdrawals..............................    (2,325,766)       (3,334,845)
                                                              ------------      ------------
Total decrease in net assets................................   (23,982,916)      (17,763,630)
Balance at beginning of period..............................   117,341,419       135,105,049
                                                              ------------      ------------
Balance at end of period....................................  $ 93,358,503      $117,341,419
                                                              ============      ============

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2001

NET INVESTMENT LOSS
  INCOME:
     Dividends..............................................  $    282,061
     Interest...............................................       135,574
                                                              ------------
       Total investment income..............................       420,635
                                                              ------------
  EXPENSES:
     Investment management services.........................       299,968
     Mortality and expense risk charges.....................       999,896
                                                              ------------
       Total expenses.......................................     1,299,864
                                                              ------------
  Net investment loss.......................................      (879,229)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions..............    (5,598,250)
  Net change in unrealized appreciation/depreciation on
     investments............................................   (15,197,287)
                                                              ------------
  Net realized and unrealized loss on investments...........   (20,795,537)
                                                              ------------
       Net decrease in net assets resulting from
        operations..........................................  $(21,674,766)
                                                              ============

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

     Transamerica Occidental's Separate Account Fund B (the Fund) is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund's investment objective is long-term capital growth.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as additional information becomes known which could impact the amounts reported and disclosed herein.

Investment in Common Stock

     Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $57,610,403 and $62,419,377, respectively, in December 2001. The Fund had gross unrealized gains of $17,839,510 and gross unrealized losses of $3,266,689 at December 31, 2001 related to these investments. Realized gains and losses on investments are determined using the average cost method.

Cash Equivalents

     Cash equivalents consist of money market funds invested daily from excess cash balances on deposit.

Federal Income Taxes

     Operations of the Fund form a part of, and are taxed with, those of Transamerica Occidental Life Insurance Company (Transamerica Occidental Life), which is taxed as a "life insurance company" under the Internal Revenue Code. Under the current Internal Revenue Code law, the investment income of the Fund, including realized and unrealized capital gains is not taxable to Transamerica Occidental Life as long as the earnings are credited under the Contract. Accordingly, no provision for Federal income taxes has been made.

Expenses

     The value of the Fund has been reduced by charges on each valuation date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.0%. These charges are paid to Transamerica Occidental Life.

Other

     The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL LIFE INVESTMENT

     As of December 31, 2001, Transamerica Occidental Life had deposited $2,000,000 (current fund value of $67,971,394) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

NOTE C -- INVESTMENT ADVISORY ARRANGEMENTS

     No remuneration was paid during 2001 by Transamerica Occidental's Separate Account Fund B to any member of the Board of Managers or officer of Fund B or any affiliated person of such members or officers.

     At a December board meeting, the Fund B Board of Managers approved, effective December 31, 2001, a change in Fund B's investment adviser from Transamerica Investment Management LLC to AEGON/Transamerica Fund Advisers, Inc. and a change in the sub-adviser from Transamerica Investment Services to Transamerica Investment Management LLC. Also, the Board of Managers nominated the current directors of AEGON/Transamerica Series Fund, Inc. (ATSF) to the Board of Managers for Fund B, subject to shareholder approval which is scheduled for April 17, 2002. The resignation of the current Board of Managers will become effective upon the election of the ATSF directors.

FINANCIAL HIGHLIGHTS

     Selected data for an accumulation unit outstanding throughout each period are as follows:

                                              Year Ended
                                             December 31,
                                                 2001         2000       1999       1998       1997
                                             ------------    -------    -------    -------    -------
Investment income..........................    $ 0.141       $ 0.096    $ 0.097    $ 0.098    $ 0.077
Expenses...................................      0.436         0.598      0.456      0.328      0.244
                                               -------       -------    -------    -------    -------
Net investment loss........................     (0.295)       (0.502)    (0.359)    (0.230)    (0.167)
Net realized and unrealized gain (loss) on
  investments..............................     (6.659)       (4.558)    13.132     10.447      6.701
                                               -------       -------    -------    -------    -------
    Net increase (decrease) in accumulation
      unit value...........................     (6.954)       (5.059)    12.773     10.217      6.534
Accumulation unit value:
  Beginning of period......................     38.754        43.813     31.040     20.823     14.289
                                               -------       -------    -------    -------    -------
  End of period............................    $31.800       $38.754    $43.813    $31.040    $20.823
                                               =======       =======    =======    =======    =======
Ratio of expenses to average accumulation
  fund balance.............................       1.29%         1.33%      1.29%      1.32%      1.33%
Ratio of net investment loss to average
  accumulation fund balance................      (0.87)%       (1.12)%    (1.02)%    (0.92)%    (0.91)%
Portfolio turnover.........................      58.91%        49.87%     34.45%     53.78%     15.21%
Number of accumulation units outstanding at
  end of period (000's omitted)............      2,936         3,028      3,084      3,193      3,273

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         REPORT OF INDEPENDENT AUDITORS

Contractholders and Board of Managers, Transamerica Occidental's
  Separate Account Fund B
Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           -S- ERNST & YOUNG LLP

Des Moines, Iowa
February 1, 2002

          TRANSAMERICA
      OCCIDENTAL'S SEPARATE
         ACCOUNT FUND B

      MANAGERS AND OFFICERS

GARY U. ROLLE, President,
Chairman of Board
DR. JAMES H. GARRITY, Manager
PETER J. SODINI, Manager
                                                           (LOGO)
JON C. STRAUSS, Manager
WILLIAM T. MILLER, Treasurer,
Assistant Secretary
THOMAS M. ADAMS, Secretary
REGINA M. FINK, Assistant
Secretary

Distributor:

Transamerica Financial Resources,
Inc.
1150 South Olive
Los Angeles, California
90015-2211
Tel. (800) 245-8250

                                             TRANSAMERICA
Custodian:

Mellon Bank Securities Trust
                                             OCCIDENTAL'S
1 Mellon Bank Ctr.
Pittsburgh, PA 15258                         SEPARATE
Tel. (800) 234-6356
                                             ACCOUNT FUND B

                                             ANNUAL
Transamerica Occidental
Life Insurance Company
                                             FINANCIAL
Annuity Service Center
4333 Edgewood Road NE
                                             REPORT
Cedar Rapids, IA 52499

877-717-8861

              (LOGO)

                                             DECEMBER 31, 2001

Must be preceded by a current Separate
Account B prospectus.

TFM 1036 Ed. 2-98

                                OTHER INFORMATION


ITEM 28.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS:

Registrant
  Included in Part B

     All required financial statements are hereby incorporated by reference to the Annual Report to shareholders filed in accordance with Rule 30d-1 of the Investment Company Act of 1940. (File No. 2-34221.

Transamerica Occidental Life Insurance Company and Subsidiaries
  Included in Part B

          Report of Independent Auditors
          Consolidated Balance Sheet, December 31, 2001
          Consolidated Statement of Income, Three years ended December 31, 2001 Consolidated Statement of Shareholder's Equity, Three years ended
            December 31, 2001

          Consolidated Statement of Cash Flows, Three years ended

            December 31, 2001

          Notes to Financial Statements

(B)  EXHIBITS:


Exhibit
Number                                           Description of Document*

 1                Resolutions of Board of Directors of Transamerica Occidental Life Insurance Company creating Registrant.
 2(i)             Rules and Regulations of Registrant. Articles of Incorporation******
 2(ii)            Rules and Regulations of Registrant, as amended April 27, 1989. By-Laws******
 3                Form of Custodian Agreement between Registrant, Transamerica Occidental Life Insurance Company and
                  Boston Safe Deposit and Trust Company of California.
4(a)              Form of Agreement between Transamerica Occidental Life Insurance Company and Registrant entitled
                  "Investment Services Agreement" and dated January 1, 1981.
4(b)              Form of Investment Advisory Agreement between Transamerica
                  Occidental Life Insurance Company and Transamerica
                  Occidental's Separate Account Fund B dated July 21, 1999, and form of Investment Services Agreement between Transamerica
                  Occidental Life Insurance Company and Transamerica Investment
                            Services, Inc., dated July 21, 1999.*****
 4(c)             Revised Form of Agreement between Transamerica Occidental Life
                  Insurance Company and Registrant entitled "Investment Advisory
                  Agreement" and dated April 20, 1971.
 5                Form of Agreement between Transamerica Financial Resources, Inc., Transamerica Occidental Life Insurance
                  Company and Registrant entitled "Marketing Agreement" and dated July 1, 1969.
 6                Contracts:
 6(i)               Annual Deposit Individual Equity Investment Fund Contract.
 6(ii)              Single Deposit Individual Equity Investment Fund Contract to provide a deferred Variable Annuity.
6(iii)              Single Deposit Individual Equity Investment Fund Contract to provide an immediate Variable Annuity.
 6(iv)              Endorsement to Immediate Annuity Contracts--changes definition of Valuation Date.
 6(v)               Endorsement to Annuity Contracts issued in connection with 408 Plans.
6(vi)               Endorsement to Annual Deposit and Deferred Annuity Contracts issued in connection with 403(b) and H.R.
                    10 Plans.
 6(vii)             Endorsement to define the term "Deposit" in some Contracts to mean "Purchase Payment."
 6(viii)            Endorsement to modify definition of "Valuation Period."
 6(ix)              Deposit Continuation on Total and Permanent Disability Rider.
 6(x)               Endorsement for State of Michigan to define investment factors filed as part of this Registration
                    Statement.
 6(xi)              Disclosure document used in the sale of Individual Retirement Annuity Contracts.
 6(xii)             TSA Compliance Endorsement (form 1-00720-188).
 6(xiii)            TSA Compliance Endorsement-PA (form 1-00720-188PA).
 7(i)               Application for Individual Equity Investment Fund Contracts.
 7(ii)              Revised Application for Individual Equity Investment Fund Contracts.
 8                  Resolutions of the Board of Directors of Transamerica Occidental Life Insurance Company adopting Rules and Regulations of Registrant and electing the first Board of Managers of Registrant.
 9                  Not applicable.
10                  Not applicable.
11                  Prototype Plan documents.
12                  Opinion and Consent of Counsel.

13                  Consent of Independent Auditors.*******
14                  Not Applicable.

15                  Letter from Transamerica Occidental regarding its investment in the Fund.
16(i)               Power of Attorney.
16(ii)              Power of Attorney.
16(iii)             Power of Attorney.
16(iv)              Power of Attorney.
16(v)               Power of Attorney.
16(vi)              Power of Attorney.
16(vii)             Power of Attorney.
16(viii)            Power of Attorney.
16(ix)              Power of Attorney.
16(x)               Power of Attorney.
16(xi)              Power of Attorney.
16(xii)             Power of Attorney.
16(xiii)            Power of Attorney.
16(xiv)             Power of Attorney.
16(xv)              Power of Attorney.
16(xvi)             Power of Attorney.
16(xvii)            Power of Attorney.
16(xviii)           Power of Attorney.
16(xix)             Power of Attorney.
16(xx)              Power of Attorney.
16(xxi)             Power of Attorney.
16(xxii)            Power of Attorney.
16(xxiii)           Power of Attorney.
16(xxiv)            Power of Attorney.
16(xxv)             Power of Attorney.
16(xxvi)            Power of Attorney.
16(xxvii)           Power of Attorney.

16 (xxviii)         Powers of Attorney for: Brian C. Scott, Thomas R. Moriarty, Patrick S. Baird, Charles C. Harris,
                    Daniel Calabria, William W. Short, Leo J. Hill, Janice B. Case, John R. Kenney and Peter R. Brown

17(i)               Acknowledgement of Restrictions on Redemptions Imposed by I.R.C.  Section 403(b).
17(ii)              Acknowledgement of Restrictions on Redemptions Imposed by the I.R.C.  and Texas Educational Code.
18                  Representation of Reliance Upon No-Action Letter Regarding I.R.C.  Section 403(b).
27                  Financial Data Schedule.******
______________________

                  *With the exception of Exhibits 2(ii), 4(b), 6(iv), (v), (vi),
                  (vii), (viii), (ix), (xii), (xiii), 7(ii), 12, 13, 15, 16(i),
                  17(i), (ii) and 18 these are exhibits to Registrant's Registration Statement on Form N-8B-1 and were formerly numbered 1(a), (b), 2, 4(a)(i) I, II, III, 4(a)(ii), 5, 6, 8 and 13, are incorporated herein by reference. Exhibits 6(iv),
                  (v), (vi), (vii), (viii), 6(x), 7(i), (ii), (iii), 12 formerly numbered 1(d)(i) V, VI, VII, VIII, IX, 8, 6, 7, 5, 3 and 9 respectively, have been previously filed as exhibits to Registrant's Registration Statement on Form S-5 and are incorporated herein by Reference. Exhibits 4(a), 4(b), 5, 6(i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x),
                  (xi), 7(i), 7(ii), 8, 11, 12, 13, 14 and 15, formerly 8, 5(a),
                  5(b), 6, 4(a)(i), (ii), (iii), (iv), (v), (vi), (vii), (viii),
                  (ix), (x), (xi), 4(b)(i), 4(b)(ii), 1(b), 14, 10(a), 10(b), 11
                  and 12, respectively, have been previously filed as exhibits to the Registrant's Registration Statement on Form N-1 and are incorporated herein by reference. Exhibit 16(ii) is incorporated by reference herein from Exhibit 7(b) of Registration File #33-28107, filed on April 14, 1989 on behalf of Transamerica Occidental Life Insurance Company and Separate Account VL of Transamerica Occidental Life Insurance Company.
                  Exhibit 16(iii) is incorporated by reference herein from
                  Exhibit 14(d) of Registration File #33-49998 filed in April 1993 on behalf of Transamerica Occidental Life Insurance Company and Separate Account VA-2L of Transamerica Occidental Life Insurance Company. Exhibits 16(v) and (vi) are incorporated by reference to the like-numbered Exhibits to Post-Effective Amendment No. 43 to this Registration Statement on Form N-3 (April 25, 1996).

                           **Exhibits 3, 13, 16(vii), 16(viii) and 27 are incorporated by reference to the like-numbered exhibits to Post-Effective Amendment No. 44 to this Registration Statement on Form N-3 (April 28, 1997).

                           ***.Exhibits 3 and 27 are incorporated by reference to the like-numbered exhibits to Post-Effective Amendment No. 45 to this Registration Statement on Form N-3 (April 27, 1998).

                  ****Exhibits 13 and 27 are incorporated by reference to the like-numbered exhibits to Post Effective Amendment No. 46 to this Registration Statement on Form N-3 (April 29, 1999).

                  ***** Exhibits 13, 16 and 27 are incorporated by reference to the like-numbered exhibits to Post Effective Amendment No. 47 to this Registration Statement on Form N-3 (April 26, 2000).


                  ******Exhibit 13 incorporated by reference to the like-numbered exhibit to Post-Effective Amendment No. 49 to this Registration Statement on Form N-3 (April 24, 2002). *******Filed herewith.

ITEMS 29 AND 33.
DIRECTORS AND OFFICERS OF THE COMPANY AND BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.


          The names of Directors and Executive Officers of the Company, their positions and offices with the Company, and their other affiliations are as follows. The address of Directors and Executive Officers is 1150 South Olive Street, Los Angeles, California 90015-2211, unless indicated by asterisk.




----------------------------------- ---------------------- ------------------------- -------------------------------------------

                                                                                        OTHER BUSINESS AND BUSINESS ADDRESS,
        NAME AND PRINCIPAL          POSITION AND OFFICES     POSITION AND OFFICES     PROFESSION, VOCATION OR EMPLOYMENT OF A
         BUSINESS ADDRESS             WITH THE COMPANY         WITH REGISTRANT       SUBSTANTIAL NATURE ENGAGED IN FOR HIS OWN
                                                                                      ACCOUNT DURING LAST TWO FISCAL YEARS OR
                                                                                      AS DIRECTOR, OFFICER, EMPLOYEE, PARTNER
                                                                                                     OR TRUSTEE

----------------------------------- ---------------------- ------------------------- -------------------------------------------
----------------------------------- ---------------------- ------------------------- -------------------------------------------

Brenda K. Clancy***                 Director and Senior    None                      Director (1999 - present), Senior Vice
                                    Vice President                                   President (2000 - present) of TOLIC.

                                                                                     Senior
                                                                                     Vice
                                                                                     President,
                                                                                     Corporate
                                                                                     (1991
                                                                                     -
                                                                                     present),
                                                                                     Treasurer
                                                                                     and
                                                                                     CFO
                                                                                     (1996
                                                                                     -
                                                                                     present)
                                                                                     of
                                                                                     TLIC.

----------------------------------- ---------------------- ------------------------- -------------------------------------------
----------------------------------- ---------------------- ------------------------- -------------------------------------------

Bruce Clark                         Senior Vice            None                      Senior Vice President and CFO (2001 -
                                    President and Chief                              present), Vice President (200 - 2001) of
                                    Financial Officer                                TOLIC.

----------------------------------- ---------------------- ------------------------- -------------------------------------------
----------------------------------- ---------------------- ------------------------- -------------------------------------------

James W. Dederer                    Executive Vice         None                      Director (1988 - 2001), Executive Vice
                                    President, General                               President, General Counsel and Corporate
                                    Counsel and                                      Secretary (1988 - present) of TOLIC.
                                    Corporate Secretary

----------------------------------- ---------------------- ------------------------- -------------------------------------------

----------------------------------- ---------------------- ------------------------- -------------------------------------------

George A. Foegele**                 Senior Vice President  None                      Director (1998 - 2001) and Senior Vice
                                                                                     President (1998 - present) of TOLIC;
                                                                                     President and CEO (1993 - present) of
                                                                                     Canadian Operations.

----------------------------------- ---------------------- ------------------------- -------------------------------------------
----------------------------------- ---------------------- ------------------------- -------------------------------------------

Douglas C. Kolsrud***               Director and Senior    None                      Director (1999 - present) and Senior Vice
                                    Vice President                                   President (2000 - present) of TOLIC;

                                                                                     Director
                                                                                     (1991
                                                                                     -
                                                                                     present),
                                                                                     Senior
                                                                                     Vice
                                                                                     President
                                                                                     and
                                                                                     CFO
                                                                                     (1998
                                                                                     -
                                                                                     present)
                                                                                     of
                                                                                     TLIC.

----------------------------------- ---------------------- ------------------------- -------------------------------------------
----------------------------------- ---------------------- ------------------------- -------------------------------------------

Diane                               Meiners Director and Vice None Director
                                    (2001 - present) and Vice President
                                    President (1999 - present) of TOLIC.

----------------------------------- ---------------------- ------------------------- -------------------------------------------
----------------------------------- ---------------------- ------------------------- -------------------------------------------

Gary U. Rolle                       Investment Officer     None                      Director (1981 - 2001) of TOLIC.
                                                                                     Executive Vice President and CIO (1981 -
                                                                                     present) of Transamerica Investment
                                                                                     Services, Inc.

----------------------------------- ---------------------- ------------------------- -------------------------------------------
----------------------------------- ---------------------- ------------------------- -------------------------------------------

Paul E. Rutledge III*               President -            None                      Director (2000 - 2001), President (1998 -
                                    Reinsurance Division                             present) of Reinsurance Division;

President (2000 - present) of TOLIC.

----------------------------------- ---------------------- ------------------------- -------------------------------------------
----------------------------------- ---------------------- ------------------------- -------------------------------------------

Craig D. Vermie                     Director, Vice         None                      Director (1999 - present) of TOLIC; Vice
                                    President and Counsel                            President (1990 - present), General

                                                                                     Counsel,
                                                                                     Corporate
                                                                                     (1996
                                                                                     -
                                                                                     present)
                                                                                     of
                                                                                     TLIC.

----------------------------------- ---------------------- ------------------------- -------------------------------------------
----------------------------------- ---------------------- ------------------------- -------------------------------------------

Ron F. Wagley                       Director and           None                      President and Director (1999 - present),
                                    President                                        Senior Vice President and Chief Agency

                                                                                     Officer (1993
                                                                                     -
                                                                                     2000),
                                                                                     Vice
                                                                                     President
                                                                                     (1989
                                                                                     -
                                                                                     1993)
                                                                                     of
                                                                                     TOLIC.

----------------------------------- ---------------------- ------------------------- -------------------------------------------
----------------------------------- ---------------------- ------------------------- -------------------------------------------

John R. Kenney****                  Executive Vice         Manager                   Executive Vice President (2000 - present)
                                    President                                        of TOLIC; Chairman of the Board (1962 -
                                                                                     present) and CEO (1983 - 2001) of Western
                                                                                     Reserve Life Assurance Co. of Ohio.

----------------------------------- ---------------------- ------------------------- -------------------------------------------





                               ____________________


*   100 N. Tryon Street, Suite 2500, Charlotte, N.C.  28202-4004
**  300 Consilium Place, Scarborough, Ontario MIH362, Canada
*** 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499
****570 Carillon Parkway, St. Petersburg, Florida 33716


ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

     Registrant is a separate account controlled by the Contract Owners, and is not controlled by or under common control with any other person. The Company, the Fund's Investment Adviser, may be deemed to be in control of the Fund, and the Company and Transamerica Investment Services, Inc., may be deemed to be controlled by their parent, Transamerica Corporation, a subsidiary of AEGON N.V.

     The following chart indicates the persons controlled by or under common control with Transamerica.

TRANSAMERICA CORPORATION AND SUBSIDIARIES
                      WITH STATE OR COUNTRY OF INCORPORATION


   Transamerica Corporation - DE AEGON Funding Company II - DE ARC Reinsurance
      Corporation - HI Inter-America Corporation - CA Pyramid Insurance Company, Ltd. - HI
      Transamerica Business Technologies Corporation - DE
      Transamerica CBO I, Inc. - DE
      Transamerica Corporation (Oregon) - OR
      Transamerica Finance Corporation - DE
         TA Leasing Holding Co., Inc. - DE
            Trans Ocean Ltd.  - DE
               Trans Ocean Container Corp. - DE
                  SpaceWise Inc. - DE
                  Trans Ocean Leasing Deutschland GmbH - Ger.
                  Trans Ocean Leasing PTY Limited - Aust.
                  Trans Ocean Management S.A. - SWTZ
                  Trans Ocean Regional Corporate Holdings  - CA
                  Trans Ocean Tank Services Corporation  - DE
               Trans Ocean Container Finance Corp. - DE
            Transamerica Leasing Inc. - DE
               Transamerica Leasing Holdings Inc. - DE
                  Greybox Logistics Services Inc. - DE
                  Greybox L.L.C. - DE
                     Transamerica Trailer Leasing S.N.C. - Fra.
                  Greybox Services Limited  - U.K.
                  Intermodal Equipment, Inc. - DE
                     Transamerica Leasing N.V. - Belg.
                     Transamerica Leasing SRL - Itl.
                  Transamerica Alquiler de Trailers, S.L. - Spn.
                  Transamerica Distribution Services Inc. - DE
                  Transamerica Leasing Coordination Center - Belg.
                  Transamerica Leasing do Brasil Ltda. - Braz.
                  Transamerica Leasing GmbH - Ger.
                  Transamerica Leasing Limited - U.K.
                     ICS Terminals (UK) Limited - U.K.
                  Transamerica Leasing Pty. Ltd. - Aust.
                  Transamerica Leasing (Canada) Inc. - Can.
                  Transamerica Leasing (HK) Ltd. - H.K.
                  Transamerica Leasing (Proprietary) Limited - S.Afr. Transamerica Trailer Holdings I Inc. - DE
                  Transamerica Trailer Holdings II Inc. - DE
                  Transamerica Trailer Holdings III Inc. - DE
                  Transamerica Trailer Leasing AB - Swed.
                  Transamerica Trailer Leasing AG - SWTZ
                  Transamerica Trailer Leasing A/S - Denmk.
                  Transamerica Trailer Leasing GmbH - Ger.
                  Transamerica Trailer Leasing Sp. z.o.o -
                  Transamerica Trailer Leasing (Belgium) N.V. - Belg.
                  Transamerica Trailer Leasing (Netherlands) B.V.   - Neth.
                  Transamerica Transport Inc. - NJ
         Transamerica Commercial Finance Corporation, I - DE
            BWAC Credit Corporation - DE
            BWAC International Corporation - DE
            BWAC Twelve, Inc. - DE
               TIFCO Lending Corporation - IL
               Transamerica Insurance Finance Corporation - MD
                  Transamerica Insurance Finance Corporation, California - CA Transamerica Insurance Finance Corporation, Canada - ON
            TBCC Funding Trust I - DE
               TBCC Funding I, L.L.C. - DE
            TBCC Funding Trust II - DE
               TBCC Funding II, L.L.C. - DE
                  Private Label Funding LLC - DE
            Transamerica Business Credit Corporation - DE
               Bay Capital Corporation - DE
               Coast Funding Corporation - DE
               Direct Capital Equity Investments, Inc. - DE
               Gulf Capital Corporation - DE
               TA Air East, Corp. - DE
               TA Air III, Corp. - DE
               TA Air IV, Corp. - DE
               TA Air IX, Corp. - DE
               TA Air VIII, Corp. - DE
               TA Air VII, Corp. - DE
               TA Air VI, Corp. - DE
               TA Air V, Corp. - DE
               TA Air X, Corp. - DE
               TA Marine II, Inc. - DE
               TA Marine I, Inc. - DE
               TBC III, Inc. - DE
               TBC II, Inc. - DE
               TBC IV, Inc. - DE
               TBC I, Inc. - DE
               TBC Tax III, Inc. - DE
               TBC Tax II, Inc. - DE
               TBC Tax IV, Inc. - DE
               TBC Tax IX, Inc. - DE
               TBC Tax I, Inc. - DE
               TBC Tax VIII, Inc. - DE
               TBC Tax VII, Inc. - DE
               TBC Tax VI, Inc. - DE
               TBC Tax V, Inc. - DE
               TBC VI, Inc. - DE
               TBC V, Inc. - DE
               The Plain Company - DE
               Transamerica Mezzanine Financing, Inc. - DE
               Transamerica Small Business Capital, Inc. - DE
                  Emergent Business Capital Holdings, Inc. - DE
            Transamerica Distribution Finance Corporation - DE
               Transamerica Accounts Holding Corporation - DE
                  ARS Funding Corporation - DE
               Transamerica Inventory Finance Corporation - DE
                  BWAC Seventeen, Inc. - DE
                     Transamerica Commercial Finance Canada, Limited - ON Transamerica Commercial Finance Corporation, Canada - Can.
                        TCF Commercial Leasing Corporation, Canada - ON Transamerica Acquisition Corporation, Canada - Can.
                           Cantrex Group Inc. - PQ
                              2953-9087 Quebec Inc. - PQ
                              Corbeil Electrique Inc. - PQ
                              Prestex Marketing Inc. - PQ
                  BWAC Twenty-One, Inc. - DE
                     Transamerica Commercial Holdings Limited - U.K.
                        Transamerica Commercial Finance Limited - U.K.
                           TDF Credit Insurance Services Limited - U.K.
                           Whirlpool Financial Corporation Polska Spzoo -
                  Transamerica Commercial Finance Corporation - DE
                     Inventory Funding Trust - DE
                        Inventory Funding Company LLC - DE
                     TCF Asset Management Corporation - CO
                     Transamerica Distribution Finance - Overseas, Inc. - DE
                        TDF-Mauritius, Limited -
                     Transamerica Distribution Finance Corporation de Mexico
                                S. de R.L. de C.V. -
                        TDF de Mexico S. de R.L. de C.V. -
                        Transamerica Corporate Services de Mexico S. de R.L.
                                        de C.V. -
                     Transamerica Distribution Finance Factorje S.A. de C.V. - Transamerica Distribution Finance Insurance Services, Inc.
                                - IL
                     Transamerica Joint Ventures, Inc. - DE
                  Transamerica Commercial Finance France, S.A. - Fra. Transamerica GmbH, Inc. - DE
                     Transamerica Financieringsmaatschappij B.V. - Neth. Transamerica GmbH - Frkft.
               Transamerica Retail Financial Services Corporation - DE
                  Transamerica Bank, National Association - DE
                  Transamerica Consumer Finance Holding Company - DE
                     Metropolitan Mortgage Company - FL
                        Easy Yes Mortgage, Inc. - FL
                        Easy Yes Mortgage, Inc. - GA
                        First Florida Appraisal Services, Inc. - FL
                           First Georgia Appraisal Services, Inc. - GA
                        Freedom Tax Services, Inc. - FL
                        J.J. & W. Advertising, Inc. - FL
                        J.J. & W. Realty Services, Inc. - FL
                        Liberty Mortgage Company of Fort Meyers, Inc. - FL Metropolis Mortgage Company - FL
                        Perfect Mortgage Company - FL
                     Transamerica Consumer Mortgage Receivables Corporation - DE Transamerica Mortgage Company - DE
               Transamerica Vendor Financial Services Corporation - DE
            Transamerica Equipment Financial Services Corporation - DE
               TA Air II, Corp. - DE TA Air I, Corp. - DE TA Air XIII, Corp. - DE TA Air XII, Corp. - DE TA Air XIV, Corp. - DE TA Air XIX, Corp. - DE TA Air XI, Corp. - DE TA Air XVIII, Corp. - DE TA Air XVII, Corp. - DE TA Air XVI, Corp. - DE TA Air XV, Corp. - DE TA Air XX, Corp. - DE TA Heli I, Inc. - DE TA Marine III, Corp. - DE TA Marine IV, Inc. - DE TA Marine VI, Inc. - DE TA Marine V, Inc.
               - DE
               TA Public Finance Air I, Corp. - DE
         Transamerica Flood Hazard Certification, Inc. - DE
         Transamerica Home Loan - CA
         Transamerica Intellitech, Inc. - DE
         Transamerica Lending Company - DE
         Transamerica Public Finance, LLC - DE
         Transamerica Real Estate Tax Service, Inc. - DE
         Transamerica Technology Finance Corporation - DE
         TREIC Enterprises, Inc. - DE
      Transamerica Financial Products, Inc. - CA
      Transamerica International Holdings, Inc. - DE
         AEGON Canada Inc. - Can.
            Transamerica Life Canada - Can.
         Transamerica Insurance Corporation - IA
            Arbor Life Insurance Company - AZ
            Plaza Insurance Sales, Inc. - CA
            Transamerica Advisors, Inc. - CA
            Transamerica Annuity Service Corporation - NM
            Transamerica Financial Resources, Inc. - DE
               Financial Resources Insurance Agency of Texas - TX
               TBK Insurance Agency of Ohio, Inc. - OH
               Transamerica Financial Resources Insurance Agency of Alabama Inc.
                                         - AL
               Transamerica Financial Resources Insurance Agency of
                                        Massachusetts Inc.  - MA
            Transamerica International Insurance Services, Inc. - DE
               Home Loans and Finance Ltd - U.K.
            Transamerica Occidental Life Insurance Company - IA
               NEF Investment Company - CA
               Transamerica China Investments Holdings Limited - H.K. Transamerica Life Insurance and Annuity Company - NC
                  Gemini Investments, Inc. - DE
                  Transamerica Assurance Company - MO
               Transamerica Life Insurance Company of New York - NY
               Transamerica South Park Resources, Inc. - DE
               Transamerica Variable Insurance Fund - MD
               USA Administration Services, Inc. - KS
            Transamerica Products, Inc. - CA
               Transamerica Products II, Inc. - CA
               Transamerica Products IV, Inc. - CA
               Transamerica Products I, Inc. - CA
            Transamerica Securities Sales Corporation - MD
            Transamerica Service Company - DE
      Transamerica International RE (Bermuda) Ltd. - Bmda.
      Transamerica Investment Services, Inc. - DE
         Transamerica Income Shares, Inc.  - MD
      Transamerica LP Holdings Corp. - DE
      Transamerica Pacific Insurance Company, Ltd. - HI
      Transamerica Realty Services, Inc. - DE
         Bankers Mortgage Company of California  - CA
         Pyramid Investment Corporation  - DE
         The Gilwell Company - CA
         Transamerica Affordable Housing, Inc.  - CA
         Transamerica Minerals Company - CA
         Transamerica Oakmont Corporation - CA
      Transamerica Senior Properties, Inc. - DE
         Transamerica Senior Living, Inc. - DE



                        Jurisdiction of Percent of Voting
Name                                    Incorporation         Securities Owned                     Business

AEGON USA, Inc.   Iowa                  100% AEGON U.S.       Holding company
                                                              Holding Corporation

RCC North America, Inc.                 Delaware              100% AEGON USA, Inc.                 Real estate

Transamerica Holding Company            Delaware              100% AEGON USA, Inc.                 Holding Company

AEGON Funding Corp.                     Delaware              100% Transamerica                    Issue debt
         securities-net
                                                              Holding Company                      proceeds used to make
                                                                                                   loans to affiliates

First AUSA Life Insurance               Maryland              100% Transamerica                    Insurance        holding
         company
Company                                 Holding Company

AUSA Life Insurance                     New York              82.33% First AUSA Life               Insurance
Company, Inc.                                                 Insurance Company
                                                              17.67% Veterans Life
                                                              Insurance Company

Life Investors Insurance                Iowa                  100% First AUSA Life Ins. Co.        Insurance
Company of America

Life Investors Alliance, LLC            Delaware              100% LIICA                           Purchase, own, and hold
                  the
                                                                                                   equity interest of
                  other entities

Great American Insurance                Iowa                  100% LIICA                           Marketing
Agency, Inc.

Bankers United Life                     Iowa                  100% Life Investors Ins.             Insurance
Assurance Company                                             Company of America


Transamerica  Life

 Insurance Company                      Iowa                  100% First AUSA Life Ins. Co.        Insurance

AEGON Financial Services                Minnesota             100% PFL Life Insurance Co.          Marketing
Group, Inc.

AEGON Assignment Corporation            Kentucky              100% AEGON Financial                 Administrator of
         structured
of Kentucky                                                   Services Group, Inc.                 settlements

AEGON Assignment Corporation            Illinois              100% AEGON Financial                 Administrator of
         structured
                                                              Services Group, Inc.                 settlements

Southwest Equity Life Ins. Co.          Arizona               100% of Common Voting Stock          Insurance
                                                              First AUSA Life Ins. Co.

Iowa Fidelity Life Insurance Co.        Arizona               100% of Common Voting Stock          Insurance
                                                              First AUSA Life Ins. Co.

Western Reserve Life Assurance          Ohio                  100% First AUSA Life Ins. Co.        Insurance
Co. of Ohio


AEGON/Transamerica

 Series Fund, Inc.                      Maryland              Various                              Mutual fund


AEGON/Transamerica Fund

 Services, Inc.                         Florida               100% Western Reserve Life            Provides administration
         for
                                                              Assurance Co. of Ohio                affiliated mutual fund


AEGON/Transamerica  Fund
Advisers, Inc.                          Florida               100% Western Reserve Life            Registered investment
         advisor
         Assurance Co. of Ohio


ISI Insurance Agency, Inc.              California            100% Western Reserve Life            Insurance agency
And Subsidiaries                                              Assurance Co. of Ohio

ISI Insurance Agency                    Alabama               100% ISI Insurance Agency, Inc.      Insurance Agency
of Alabama, Inc.

ISI Insurance Agency                    Ohio                  100% ISI Insurance Agency, Inc.      Insurance agency
of Ohio, Inc.

ISI Insurance Agency                    Massachusetts         100% ISI Insurance Agency Inc.       Insurance Agency
of Massachusetts, Inc.

ISI Insurance Agency                    Texas                 100% ISI Insurance Agency, Inc.      Insurance agency
of Texas, Inc.

ISI Insurance Agency                    Hawaii                100% ISI Insurance                   Insurance agency
of Hawaii, Inc.                                               Agency, Inc.

ISI Insurance Agency                    New Mexico            100% ISI Insurance                   Insurance agency
New Mexico, Inc.                                              Agency, Inc.


AEGON Equity Group, Inc.                Florida               100% Western Reserve Life            Insurance Agency
                                                              Assurance Co. of Ohio

Monumental General Casualty Co.         Maryland              100% First AUSA Life Ins. Co.        Insurance

United Financial Services, Inc.         Maryland              100% First AUSA Life Ins. Co.        General agency

Bankers Financial Life Ins. Co.         Arizona               100% First AUSA Life Ins. Co.        Insurance

The Whitestone Corporation              Maryland              100% First AUSA Life Ins. Co.        Insurance agency

Cadet Holding Corp.                     Iowa                  100% First AUSA Life                 Holding company
                                                              Insurance Company

Monumental General Life                 Puerto Rico           51% First AUSA Life                  Insurance
Insurance Company of                                          Insurance Company
Puerto Rico                                                   49% Baldrich & Associates
                                                              of Puerto Rico

AUSA Holding Company                    Maryland              100% Transamerica                    Holding company
                                                              Holding Company


Monumental General Insurance            Maryland              100% AUSA Holding Co.                Holding company
Group, Inc.

Trip Mate Insurance Agency, Inc.        Kansas                100% Monumental General              Sale/admin. of travel
                                                              Insurance Group, Inc.                insurance

Monumental General                      Maryland              100% Monumental General              Provides      management
         srvcs.
Administrators, Inc.                                          Insurance Group, Inc.                to  unaffiliated   third
         party
                                                                                                   administrator

National Association Management         Maryland              100% Monumental General              Provides       actuarial
         consulting
And Consultant Services, Inc.                                 Administrators, Inc.                 services

Monumental General Mass                 Maryland              100% Monumental General              Marketing  arm for  sale
         of
Marketing, Inc.                                               Insurance Group, Inc.                mass marketed insurance
                                                                                                   coverages

Transamerica Capital, Inc.              California            100% AUSA Holding Co.                Broker/Dealer

Endeavor Management Company             California            100% AUSA Holding Co.                Investment Management

Universal Benefits Corporation          Iowa                  100% AUSA Holding Co.                Third party
         administrator

Investors Warranty of                   Iowa                  100% AUSA Holding Co.                Provider of automobile
America, Inc.                                                                                      extended maintenance
                                                                                                   contracts

Massachusetts Fidelity Trust Co.        Iowa                  100% AUSA Holding Co.                Trust company



Money Services, Inc.                    Delaware              100% AUSA Holding Co.                Provides       financial
         counseling
                                                                                                   for     employees    and
         agents of
                                                                                                   affiliated companies

ADB Corporation, L.L.C.                 Delaware              100% Money Services, Inc.            Special purpose limited
                                                                                                   Liability company

ORBA Insurance Services, Inc.           California            26.91% Money Services, Inc.          Insurance agency

Great Companies L.L.C.                  Iowa                  30% Money Services, Inc.             Markets  & sells  mutual
         funds
                                                                                                   & individually managed
                                                                                                   accounts

Roundit, Inc.                           Maryland              50% AUSA Holding Co.                 Financial services

Zahorik Company, Inc.                   California            100% AUSA Holding Co.                Broker-Dealer

ZCI, Inc.                               Alabama               100% Zahorik Company, Inc.           Insurance agency

Zahorik Texas, Inc.                     Texas                 100% Zahorik Company, Inc.           Insurance agency

Long, Miller & Associates, L.L.C.       California            33-1/3% AUSA Holding Co.             Insurance agency

AEGON Asset Management                  Delaware              100% AUSA Holding Co.                Registered investment
         advisor
Services, Inc.


InterSecurities, Inc.                   Delaware              100% AUSA Holding Co.                Broker-Dealer


Associated Mariner Financial            Michigan              100% Intersecurities, Inc.           Holding co./management
Group, Inc.                                                                                        services

Associated Mariner Ins. Agency          Massachusetts         100% Associated Mariner              Insurance agency
of Massachusetts, Inc.                                        Agency, Inc.

Associated Mariner Agency               Ohio                  100% Associated Mariner              Insurance agency
Ohio, Inc.                                                    Agency, Inc.

Associated Mariner Agency               Texas                 100% Associated Mariner              Insurance agency
Texas, Inc.                                                   Agency, Inc.

PIA 2000-A, L.P.                        Delaware              Intersecurities, Inc. is the         Private placement
         investment
                                                              General Partner                      limited partnership


IDEX Investor Services, Inc.            Florida               100% AUSA Holding Co.                Shareholder services


Idex Management, Inc.                   Delaware              100% AUSA Holding Co.                Investment advisor

IDEX Mutual Funds                       Massachusetts         Various                              Mutual fund

Diversified Investment                  Delaware              100% AUSA Holding Co.                Registered    investment
         advisor
Advisors, Inc.

Diversified Investors Securities        Delaware              100% Diversified Investment          Broker-Dealer
Corp.                                                         Advisors, Inc.


George Beram & Company, Inc.            Massachusetts         100% Diversified Investment          Employee benefit and
                                                              Advisors, Inc.                       actuarial consulting

AEGON USA Securities, Inc.              Iowa                  100% AUSA Holding Co.                Broker-Dealer
         (De-registered)

Creditor Resources, Inc.                Michigan              100% AUSA Holding Co.                Credit insurance

CRC Creditor Resources                  Canada                100% Creditor Resources, Inc.        Insurance agency
Canadian Dealer Network Inc.

Premier Solutions Group, Inc.           Maryland              100% Creditor Resources, Inc.        Insurance agency

AEGON USA Investment                    Iowa                  100% AUSA Holding Co.                Investment advisor
Management, Inc.

AEGON USA Realty                        Iowa                  100% AUSA Holding Co.                Provides real estate
Advisors, Inc.                                                                                     administrative and real
                                                                                                   estate        investment
         services

AEGON USA Real Estate                   Delaware              100% AEGON  USA Realty               Real estate and mortgage
Services, Inc.                                                Advisors, Inc.                       holding company


QSC Holding, Inc.                       Delaware              100% AEGON USA Realty                Real      estate     and
         financial
                                                              Advisors, Inc.                       software  production and
         sales

Landauer Associates, Inc.               Delaware              100% AEGON USA Realty                Real estate counseling
                                                              Advisors, Inc.

Landauer Realty Associates, Inc.        Texas                 100% Landauer Associates, Inc.       Real estate counseling

Realty Information Systems, Inc.        Iowa                  100% AEGON USA Realty                Information Systems for
                                                              Advisors, Inc.                       real estate investment
                                                                                                   management

USP Real Estate Investment Trust        Iowa                  12.89% First AUSA Life Ins. Co.      Real  estate  investment
         trust
                                                              13.11% PFL Life Ins. Co.
                                                              4.86% Bankers United Life
                                                              Assurance Co.

RCC Properties Limited                  Iowa                  AEGON USA Realty Advisors,           Limited Partnership
Partnership                                                   Inc. is General Partner and 5%
                                                              owner.

Commonwealth General                    Delaware              100% Transamerica                    Holding company
Corporation ("CGC")                                           Holding Company

AFSG  Securities Corporation            Pennsylvania          100% CGC                             Broker-Dealer

Benefit Plans, Inc.                     Delaware              100% CGC                             TPA for Peoples
Security Life
                                                                                                   Insurance Company

AEGON Alliances, Inc.                   Virginia              100% Benefit Plans, Inc.             General agent

Capital 200 Block Corporation           Delaware              100% CGC                             Real estate holdings

Commonwealth General.                   Kentucky              100% CGC                             Administrator of
structured
Assignment Corporation                                                                             settlements

AEGON Institutional                     Delaware              100% CGC                             Provider of investment,
Markets, Inc.                                                                                      marketing and admin.
services
                                                                                                   to ins. cos.

Monumental Agency Group, Inc.           Kentucky              100%  CGC                            Provider of srvcs. to
ins. cos.

Ampac Insurance Agency, Inc.            Pennsylvania          100% CGC                             Provider of management
(EIN 23-1720755)                                                                                   support services

Compass Rose Development                Pennsylvania          100% Ampac Insurance                 Special-purpose
subsidiary
Corporation                                                   Agency, Inc.

Financial Planning Services, Inc.       Dist. Columbia        100% Ampac Insurance                 Special-purpose
subsidiary
                                                              Agency, Inc.

Frazer Association                      Illinois              100% Ampac Insurance                 TPA license-holder
Consultants, Inc.                                             Agency, Inc.

National Home Life Corporation          Pennsylvania          100% Ampac Insurance                 Special-purpose
subsidiary
                                                              Agency, Inc.

Valley Forge Associates, Inc.           Pennsylvania          100% Ampac Insurance                 Furniture & equipment
lessor
                                                              Agency, Inc.

Veterans Benefits Plans, Inc.           Pennsylvania          100% Ampac Insurance                 Administrator of group
                                                              Agency, Inc.                         insurance programs

Veterans Insurance Services, Inc.       Delaware              100% Ampac Insurance                 Special-purpose
subsidiary
                                                              Agency, Inc.

Academy Insurance Group, Inc.           Delaware              100% CGC                             Holding company

Academy Life Insurance Co.              Missouri              100% Academy Insurance               Insurance company
                                                              Group, Inc.

Pension Life Insurance                  New Jersey            100% Academy Life                    Insurance company
Company of America                                            Insurance Company

FED Financial, Inc.                     Delaware              100% Academy Insurance               Special-purpose
subsidiary
                                                              Group, Inc.

Ammest Development Corp. Inc.           Kansas                100% Academy Insurance               Special-purpose
subsidiary
                                                              Group, Inc.

Ammest Insurance Agency, Inc.           California            100% Academy Insurance               General agent
                                                              Group, Inc.

Ammest Massachusetts                    Massachusetts         100% Academy Insurance               Special-purpose
subsidiary
Insurance Agency, Inc.                                        Group, Inc.

Ammest Realty, Inc.                     Pennsylvania          100% Academy Insurance               Special-purpose
subsidiary
                                                              Group, Inc.

Ampac,  Inc.                            Texas                 100% Academy Insurance               Managing general agent
                                                              Group, Inc.

Ampac Insurance Agency, Inc.            Pennsylvania          100% Academy Insurance               Special-purpose
subsidiary
(EIN 23-2364438)                                              Group, Inc.

Force Financial Group, Inc.             Delaware              100% Academy Insurance               Special-purpose
subsidiary
                                                              Group, Inc.

Force Financial Services, Inc.          Massachusetts         100% Force Fin. Group, Inc.          Special-purpose
subsidiary

Military Associates, Inc.               Pennsylvania          100% Academy Insurance               Special-purpose
subsidiary
                                                              Group, Inc.

NCOAA Management Company                Texas                 100% Academy Insurance               Special-purpose
subsidiary
                                                              Group, Inc.

NCOA Motor Club, Inc.                   Georgia               100% Academy Insurance               Automobile club
                                                              Group, Inc.

Unicom Administrative                   Pennsylvania          100% Academy Insurance               Provider of admin.
services
Services, Inc.                                                Group, Inc.

Unicom Administrative                   Germany               100%Unicom Administrative            Provider of admin.
services
Services, GmbH                                                Services, Inc.

Capital General Development             Delaware              100% CGC                             Holding company
Corporation

Monumental Life                         Maryland              73.23% Capital General               Insurance company
Insurance Company                                             Development Company
                                                              26.77% First AUSA Life
                                                              Insurance Company

AEGON Special Markets                   Maryland              100% Monumental Life                 Marketing company
Group, Inc.                                                   Insurance Company

Peoples Benefit Life                    Iowa                  3.7% CGC                             Insurance company
Insurance Company                                             20.0% Capital Liberty, L.P.
                                                              76.3% Monumental Life
                                                              Insurance Company

Veterans Life Insurance Co.             Illinois              100% Peoples Benefit                 Insurance company
                                                              Life Insurance Company

Peoples Benefit Services, Inc.          Pennsylvania          100% Veterans Life Ins. Co.          Special-purpose
subsidiary

Coverna Direct Insurance                Maryland              100% Peoples Benefit                 Insurance agency
Insurance Agency, Inc.                                        Life Insurance Company

Ammest Realty Corporation               Texas                 100% Monumental Life                 Special purpose
subsidiary
                                                              Insurance Company

JMH Operating Company, Inc.             Mississippi           100% Peoples Benefit Life            Real estate holdings
                                                              Insurance Company

Capital Liberty, L.P.                   Delaware              99.0% Monumental Life                Holding Company
                                                              Insurance Company

                                                              1.0% CGC

1/23/2002


ITEM 31.  NUMBER OF HOLDERS OF SECURITIES


         As of February 28, 2002 there were 259 Contract Owners of Registrant's Contracts.


ITEM 32.  INDEMNIFICATION

         In general, pursuant to the Rules and Regulations of the Registrant, each member of the Board and each Officer and agent of the Fund shall be indemnified by the Fund for expenses incurred in connection with the defense of any proceeding in which he is made a party by reason of the fact that he holds or held such position with the Fund. However, there shall be no indemnification in relation to matters as to which such person shall be finally adjudged in such proceeding to be liable for negligence or misconduct in the performance of duties. No person shall be protected against liability to the Fund or to Contract Owners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         Pursuant to the Marketing Agreement with the Underwriter, Transamerica Occidental will indemnify and hold harmless the Underwriter and each person who controls it against any liabilities to the extent that they arise from inaccurate or misleading statements in material provided by Transamerica Occidental.

         In compliance with Section 17(g) of the 1940 Act and Rule 17g-1 thereunder, the Fund maintains a blanket fidelity bond against larceny, embezzlement and similar losses covering each Officer and employee who may have access to securities or funds of the registrant.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Additionally, the Company's Bylaws provide in Article V as follows:

         Section 1.  Right to Indemnification.
Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expense, liability, and loss (including attorneys' fees, judgements, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. [It is the Corporation's intent that the bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the Corporation's Articles of Incorporation.]

         Section 2.  Authority to Advance Expenses.
Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the California General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon the receipt of a similar undertaking, if required by law, and upon such other terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

         Section 3.  Right of Claimant to Bring Suit.
If a claim under Section 1 or 2 of this Article is not paid in full by the corporation within 30 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the California General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the California General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

         Section 4.  Provisions Nonexclusive.
The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the Articles, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

         Section 5.  Authority to Insure.
The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense asserted against or incurred by such person, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article [provided that, in cases where the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in Section 317 of the California General Corporation Law, as amended].

         Section 6.  Survival of Rights.
The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

         Section 7.  Settlement of Claims.
The corporation shall not be liable to indemnify any Agent under this Article
(a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award, if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

         Section 8.  Effect of Amendment
Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

         Section 9.  Subrogation.
In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

         Section 10.  No Duplication of  Payments.
The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         The directors and officers of Transamerica Occidental Life Insurance Company are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Effective 11/15/00, Transamerica's Multi-Line/Multi-Year insurance coverages were combined with AEGON's "Primary" and "Blended" policies. AEGON has separate "Primary" policies underneath the "Blended" multi-line coverage. The D&O portion of the Multi-Line policy was merged with AEGON's program on 7/21/99. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program for Coverage A and for Coverage B is $1,000,000,000 for the period 7/21/99 to 1/31/2003. Coverage B is subject to a self insured retention of $500,00 within Anglo-Saxon countries, $250,000 outside of Anglo-Saxon countries and $750,000 for securities claims. The lead insurer is now Chubb for the "Blended" multi-line coverage.

ITEM 33.  SEE ITEM 29.

ITEM 34.  PRINCIPAL UNDERWRITER


         (a) Transamerica Financial Advisors, Inc. (name changed from "Transamerica Financial Resources, Inc.", effective March 1, 2002), the principal Underwriter is also an underwriter and distributor for Annuity Contracts funded by Transamerica Occidental Life Insurance Company's Separate Account VA-2L and Transamerica Life Insurance Company of New York's Separate Account VA-2LNY. The Underwriter is wholly-owned by Transamerica Insurance Corporation, a wholly-owned subsidiary of Transamerica Insurance Corporation, a subsidiary of AEGON, N.V.



         (b) The following table furnishes information with respect to each director and officer of the principal Underwriter currently distributing securities of the registrant:
                                                                                    Position and Position and
          Names and Principal                   Offices with                        Offices with
           Business Address                                                     Principal Underwriter     Registrant
Sandy Brown                                Director, President and                      None
1150 South Olive Street                    Chief Operating Officer
Los Angeles, California


          Monica Suryapranata               Treasurer                             None
          1150 South Olive Street
          Los Angeles, California


          Dan Caneva                        Vice President,                             None
          1150 South Olive Street           Chief Compliance Officer and Secretary
          Los Angeles, California

          Ken Kilbane                                                             Director       None
1150 South Olive Street
           Los Angeles, California

Dan Trivers                                 Vice President and Director           None
1150 South Olive Street                     of Administration
Los Angeles, California


William H. Tate                             Director                              None
1150 South Olive Street
          Los Angeles, California

Susan Vivino
1150 South Olive Street                     Assistant Secretary                   None
Los Angeles, California

Ron F. Wagley Chairman of the Board         None
1150 South Olive Street
          Los Angeles, California


The Underwriter received in 2001, $0.00 from Fund B.


ITEM 35.  LOCATION OF ACCOUNTS AND RECORDS

          The Company maintains physical possession of each account, book, or other document required to be maintained at its offices at 1150 South Olive Street, Los Angeles, California 90015 and 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

ITEM 36.  MANAGEMENT SERVICES

          Not applicable.

ITEM 37.  UNDERTAKINGS


          (a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

          (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.


          (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

          (d) Transamerica Occidental Life Insurance Company hereby represents that the fees and charges deducted under Contracts are reasonable in the aggregate in relation to services rendered, expenses expected to be incurred and risks assumed by Transamerica.

                                   SIGNATURES


          As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Transamerica Occidental's Separate Account Fund B certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on the 24th day of April, 2002.


                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B


            *By __/s/ Brian C. Scott________________________________
                          Brian C. Scott, President and
                             Chief Executive Officer

          As required by the Securities Act of 1933, this amendment to its Registration Statement has been signed below on April 24, 2002 by the following persons in the capacities:


               SIGNATURE                                                              TITLE



      _/s/ Brian C. Scott_________*                                   President and Chief Executive Officer
            Brian C. Scott

    _/s/ Thomas R. Moriarty_______*
          Thomas R. Moriarty                           Executive Vice President, Treasurer and Principal Financial Officer

_/s/ Patrick S. Baird______________________*
           Patrick S. Baird                                              Member of the Board of Managers

_/s/ Charles C. Harris______________________*
          Charles C. Harris '                                           Member of the Board of Managers

_/s/ Daniel Calabria______________________*
           Daniel Calabria                                               Member of the Board of Managers

_/s/ William W. Short______________________*
           William W. Short                                              Member of the Board of Managers


__/s/ Leo J. Hill_____________________*
             Leo J. Hill                                                 Member of the Board of Managers

_Janice B. Case______________________*
            Janice B. Case                                               Member of the Board of Managers


_John R. Kenney______________________*
            John R. Kenney                                               Member of the Board of Managers


_Peter R. Brown______________________*
            Peter R. Brown                                               Member of the Board of Managers

*By John K. Carter , pursuant to Power of Attorney


___________________________________________
                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company
Act of 1940, Transamerica Occidental Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on the 24th day of April, 2002.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY


     __/s/ Priscilla I. Hechler_____________________________________________
                              Priscilla I. Hechler
                            Assistant Vice President
                                *Attorney-in Fact

         As required by the Securities Act of 1933, this amendment to its Registration Statement has been signed below on April 24, 2002 by the following persons or by their duly appointed attorney-in-fact in the capacities specified:


SIGNATURES                           TITLES                                      DATE


_/s/ Ron F. Wagley_____________________*    Director and President              April 24,2002
Ron F. Wagley

_/s/ Brenda K. Clancy________________*      Director and Senior Vice President   April  24, 2002
Brenda K. Clancy

_/s/ Bruce Clark________________*           Chief Financial Officer             April 24_. 2002
Bruce Clark



_/s/ Diane Meiners_____________________*    Director and Vice President         April 24 , 2002
Diane Meiners
_/s/ Douglas C. Kolsrud____________________* Director and Senior Vice President April 24 , 2002

Douglas C. Kolsrud


_/s/ Craig D. Vermie____________________*   Director, Vice President and Counsel April 24 , 2002
Craig D. Vermie

_/s/ Priscilla I. Hechler________________________ On April 24, 2002 as
Attorney-in-Fact pursuant to powers of attorney previously filed *By: Priscilla
I. Hechlerand filed herewith, and in her own capacity as Assistant Vice
President.